MASTER AGREEMENT


                          Dated as of January 13, 2000


                                      among

                            DOLLAR TREE STORES, INC.,
                                 as a Guarantor,

                       DOLLAR TREE DISTRIBUTION, INC. AND
                          CERTAIN OTHER SUBSIDIARIES OF
                            DOLLAR TREE STORES, INC.
                     THAT MAY HEREAFTER BECOME PARTY HERETO,
                                   as Lessees

                   ATLANTIC FINANCIAL GROUP, LTD., as Lessor,

                 CERTAIN FINANCIAL INSTITUTIONS PARTIES HERETO,
                                   as Lenders

                                       and

                             CRESTAR BANK, as Agent












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                                TABLE OF CONTENTS

                                                                           Page


ARTICLE I.       DEFINITIONS; INTERPRETATION..................................2

ARTICLE II.      ACQUISITION, CONSTRUCTION AND LEASE;
                 FUNDINGS; NATURE OF TRANSACTION..............................2
SECTION 2.1      Agreement to Acquire, Construct, Fund and Lease..............2
                 (a)   Land...................................................2
                 (b)   Building...............................................3

SECTION 2.2      Fundings of Purchase Price, Development Costs and
                 Construction Costs...........................................3
                 (a)   Initial Funding and Payment of Purchase Price for
                       Land and Development Costs on Closing Date.............3
                 (b)   Subsequent Fundings and Payments of Construction
                       Costs during Construction Term.........................4
                 (c)   Aggregate Limits on Funded Amounts.....................4
                 (d)   Notice, Time and Place of Fundings.....................4
                 (e)   Lessee's Deemed Representation for Each Funding........5
                 (f)   Not Joint Obligations..................................6
                 (g)   Non-Pro Rata Fundings..................................6
                 (h)   Commitment Fee.........................................6
SECTION 2.3      Funded Amounts and Interest and Yield Thereon................7
SECTION 2.4      Lessee Owner for Tax Purposes................................8
SECTION 2.5      Amounts Due Under Lease......................................8

ARTICLE III.     CONDITIONS PRECEDENT; DOCUMENTS..............................9
SECTION 3.1      Conditions to the Obligations of the Funding Parties on
                 each Closing Date............................................9
                 (a)   Documents.............................................10
                       (i)     Deed and Purchase Agreement...................10
                       (ii)    Lease Supplement..............................10
                       (iii)   Mortgage or Deed of Trust and Assignment
                               of Lease and Rents............................10
                       (iv)    Security Agreement and Assignment.............10
                       (v)     Survey........................................11
                       (vi)    Title and Title Insurance.....................11
                       (vii)   Appraisal.....................................12
                       (viii)  Environmental Audit and related Reliance
                               Letter........................................12
                       (ix)    Evidence of Insurance.........................13



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                       (x)     UCC Financing Statement; Recording Fees;
                               Transfer Taxes................................13
                       (xi)    Opinions......................................13
                       (xii)   Good Standing Certificates....................14
                       (xiii)  IDB Property..................................14
                 (b)   Litigation............................................14
                 (c)   Legality..............................................14
                 (d)   No Events.............................................14
                 (e)   Representations.......................................15
                 (f)   Cutoff Date...........................................15
                 (g)   Transaction Expenses..................................15
                 (h)   Approval..............................................15
SECTION 3.2      Additional Conditions for the Initial Closing Date..........15
                       (i)     Loan Agreement; Guaranty Agreement............15
                       (ii)    Master Agreement..............................16
                       (iii)   Construction Agency Agreement.................16
                       (iv)    Lease.........................................16
                       (v)     Lessee's Resolutions and Incumbency
                               Certificate, etc..............................16
                       (vi)    Opinions of Counsel...........................17
                       (vii)   Good Standing Certificate.....................17
                       (viii)  Lessor's Consents and Incumbency
                               Certificate, etc..............................17
SECTION 3.3      Conditions to the Obligations of Lessee.....................17
                 (a)   General Conditions....................................17
                 (b)   Legality..............................................18
                 (c)   Purchase Agreement; Ground Lease......................18
SECTION 3.4      Conditions to the Obligations of the Funding Parties on
                 each Funding Date...........................................18
                 (a)   Funding Request.......................................18
                 (b)   Condition Fulfilled...................................18
                 (c)   Representations.......................................18
                 (d)   No Bonded Stop Notice or Filed Mechanics Lien.........19
                 (e)   Lease Supplement......................................19
SECTION 3.5      Completion Date Conditions..................................19
                 (a)   Title Policy Endorsements; Architect's Certificate....19
                 (b)   Construction Completion...............................20
                 (c)   Construction Agent Certification......................20
SECTION 3.6      Addition of Lessees.........................................22

ARTICLE IV.      REPRESENTATIONS.............................................22
SECTION 4.1      Representations of DTS and Lessees..........................22
SECTION 4.2      Survival of Representations and Effect of Fundings..........32
                 (a)   Survival of Representations and Warranties............32
                 (b)   Each Funding a Representation.........................32



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SECTION 4.3      Representations of the Lessor...............................33
                 (a)   Securities Act........................................33
                 (b)   Due Organization, etc.................................33
                 (c)   Due Authorization; Enforceability, etc................33
                 (d)   No Conflict...........................................33
                 (e)   Litigation............................................34
                 (f)   Lessor Liens..........................................34
                 (g)   Employee Benefit Plans................................34
                 (h)   General Partner.......................................34
                 (i)   Financial Information.................................34
                 (j)   No Offering...........................................35
                 (k)   Investment Company....................................35
SECTION 4.4      Representations of each Lender..............................35
                 (a)   Securities Act........................................35
                 (b)   Employee Benefit Plans................................36

ARTICLE V.       COVENANTS OF OBLIGORS AND THE LESSOR........................36
SECTION 5.1      Records and Accounts........................................36
SECTION 5.2      Financial Statements, Certificates and Information..........36
SECTION 5.3      Notices.....................................................38
                 (a)   Defaults..............................................38
                 (b)   Environmental Events..................................38
                 (c)   Notice of Litigation and Judgments....................39
SECTION 5.4      Existence; Maintenance of Properties........................39
SECTION 5.5      Insurance...................................................39
SECTION 5.6      Taxes.......................................................40
SECTION 5.7      Inspection of Properties and Books..........................40
SECTION 5.8      Compliance with Laws, Contracts, Licenses, and
                 Permits.....................................................40
SECTION 5.9      ERISA Compliance............................................41
SECTION 5.10     Restrictions on Indebtedness................................41
SECTION 5.11     Restrictions on Liens, Etc..................................42
SECTION 5.12     Restrictions on Investments.................................44
SECTION 5.13     Merger, Consolidation.......................................44
SECTION 5.14     Sale and Leaseback..........................................44
SECTION 5.15     Compliance With Environmental Laws..........................45
SECTION 5.16     Distributions...............................................45
SECTION 5.17     Subsidiaries................................................45
SECTION 5.18     Fiscal Year.................................................45
SECTION 5.19     Loans and Advances..........................................45
SECTION 5.20     Transactions With Affiliates................................46
SECTION 5.21     Stock Ownership.............................................46
SECTION 5.22     Amendments to Organizational Documents......................46
SECTION 5.23     Financial Covenants of DTD..................................46



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SECTION 5.24     Tangible Net Worth..........................................46
SECTION 5.25     Funded Debt to EBITDA Ratio.................................47
SECTION 5.26     Operating Cash Flow to Debt Service Ratio...................47
SECTION 5.27     Maximum Capital Expenditures................................47
SECTION 5.28     Inventory Reliance..........................................48
SECTION 5.29     Current Ratio...............................................49
SECTION 5.30     Solvency....................................................49
SECTION 5.31     Use of Proceeds.............................................49
SECTION 5.32     Further Assurances..........................................49
SECTION 5.33     Additional Required Appraisals..............................49
SECTION 5.34     Lessor's Covenants..........................................50

ARTICLE VI.      TRANSFERS BY LESSOR AND LENDERS.............................52
SECTION 6.1      Lessor Transfers............................................52
SECTION 6.2      Lender Transfers............................................52

ARTICLE VII.     INDEMNIFICATION.............................................54
SECTION 7.1      General Indemnification.....................................54
SECTION 7.2      Environmental Indemnity.....................................57
SECTION 7.3      Proceedings in Respect of Claims............................59
SECTION 7.4      General Tax Indemnity.......................................61
                 (a)   Tax Indemnity.........................................61
                 (b)   Exclusions from General Tax Indemnity.................62
                 (c)   Contests..............................................65
                 (d)   Reimbursement for Tax Savings.........................67
                 (e)   Payments..............................................68
                 (f)   Reports...............................................68
                 (g)   Verification..........................................69
SECTION 7.5      Increased Costs, etc........................................69
                 (a)   Illegality............................................69
                 (b)   Requirements of Law...................................70
                 (c)   Capital Adequacy......................................71
                 (d)   Taxes.................................................71
                 (e)   Tax Forms.............................................72
                 (f)   Breakage Costs........................................73
                 (g)   Action of Affected Funding Parties....................74
SECTION 7.6      End of Term Indemnity.......................................75

ARTICLE VIII.    MISCELLANEOUS...............................................76
SECTION 8.1      Survival of Agreements......................................76
SECTION 8.2      Notices.....................................................76
SECTION 8.3      Counterparts................................................77
SECTION 8.4      Amendments..................................................77
SECTION 8.5      Headings, etc...............................................78



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SECTION 8.6      Parties in Interest.........................................78
SECTION 8.7      GOVERNING LAW...............................................79
SECTION 8.8      Expenses....................................................79
SECTION 8.9      Severability................................................79
SECTION 8.10     Liabilities of the Funding Parties: Sharing of Payments.....79
SECTION 8.11     Submission to Jurisdiction; Waivers.........................81
SECTION 8.12     Liabilities of the Agent....................................81






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APPENDIX A                 Definitions and Interpretation



                                    SCHEDULES

SCHEDULE 2.2                     Commitments
SCHEDULE 4.1(g)            Litigation
SCHEDULE 4.1(m)            Contracts with Officers, Directors and Employees
SCHEDULE 4.1(p)            Environmental Matters
SCHEDULE 4.1(q)            Subsidiaries
SCHEDULE 4.1(r)            Tradenames
SCHEDULE 5.5                     Insurance
SCHEDULE 5.10                    Indebtedness
SCHEDULE 5.11                    Liens
SCHEDULE 5.12                    Investments
SCHEDULE 5.19                    Loans and Advances
SCHEDULE 8.2                     Notice Addresses



                                    EXHIBITS

EXHIBIT A                  Form of Funding Request
EXHIBIT B                  Form of Assignment of Lease and Rents
EXHIBIT C                  Form of Security Agreement and Assignment
EXHIBIT D-1                Form of Mortgage
EXHIBIT D-2                Form of Deed of Trust
EXHIBIT E                  Form of Joinder Agreement
EXHIBIT F                  Form of Assignment and Acceptance Agreement
EXHIBIT G                  Forms of Opinions of Counsel
EXHIBIT H                  Form of Certification of Construction Completion
EXHIBIT I                  Form of Payment Date Notice
EXHIBIT J                  Form of Compliance Certificate




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                                MASTER AGREEMENT



         THIS MASTER AGREEMENT, dated as of January 13, 2000 (as it may be amended or modified from time to time in accordance with the provisions hereof, this "Master Agreement"), is among DOLLAR TREE STORES, INC., a Virginia corporation ("DTS" or "Guarantor"), DOLLAR TREE DISTRIBUTION, INC., a Virginia corporation ("DTD"), and certain other Subsidiaries of DTS that may hereafter become parties hereto as lessees pursuant to Section 3.6 (individually, together with DTD in its capacity as a lessee, a "Lessee" and collectively the "Lessees"), as Lessees, ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (the "Lessor"), certain financial institutions parties hereto as lenders (together with any other financial institution that becomes a party hereto as a lender, collectively referred to as "Lenders" and individually as a "Lender"), and CRESTAR BANK, a Virginia state bank, as agent for the Lenders (in such capacity, the "Agent").

                              PRELIMINARY STATEMENT

         In accordance with the terms and provisions of this Master Agreement, the Lease, the Loan Agreement and the other Operative Documents, (i) the Lessor contemplates acquiring Land and, in certain cases, the Buildings on such Land identified by DTD from time to time, and leasing such Land and Buildings thereon to a Lessee, (ii) DTD, as Construction Agent for the Lessor, wishes, in certain instances, to construct Buildings on Land for the Lessor and, when completed, the related Lessee wishes to lease such Buildings from the Lessor as part of the Leased Properties under the Lease, (iii) DTD, as agent, wishes to obtain, and the Lessor is willing to provide, funding for the acquisition of the Land and Buildings, or, in certain instances, the construction of Buildings, and (iv) the Lessor wishes to obtain, and Lenders are willing to provide, from time to time, financing of a portion of the funding of the acquisition of the Land and Buildings and, if applicable, the construction of the Buildings.

         In consideration of the mutual agreements contained in this Master Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I.
                           DEFINITIONS; INTERPRETATION

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof; and the rules of interpretation set forth in Appendix A hereto shall apply to this Master Agreement.


                                   ARTICLE II.

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                 ACQUISITION, CONSTRUCTION AND LEASE; FUNDINGS;
                              NATURE OF TRANSACTION

         SECTION 2.1 Agreement to Acquire, Construct, Fund and Lease.

                  (a) Land. Subject to the terms and conditions of this Master Agreement, with respect to each parcel of Land identified by DTD, on the related Closing Date (i) the Lessor agrees to acquire such interest in the related Land, and any Building thereon, from the applicable Seller as is transferred, sold, assigned and conveyed to the Lessor pursuant to the applicable Purchase
Agreement or to lease such interest in the related Land, and any Building thereon, from the applicable Ground Lessor as is leased to the Lessor pursuant to the applicable Ground Lease, (ii) the Lessor hereby agrees to lease, or sublease, as the case may be, such Land and any Building thereon to the related Lessee pursuant to the Lease, and (iii) the related Lessee hereby agrees to lease, or sublease, as the case may be, such Land, and any Building thereon, from the Lessor pursuant to the Lease. With respect to each IDB Property, (i) the applicable Authority may acquire such interest in the related Land from the applicable Seller as is transferred, sold, assigned and conveyed to the Authority pursuant to the applicable Purchase Agreement, (ii) the applicable Authority will lease such Land to the Lessor pursuant to the related IDB Lease, and (iii) the related Lessee hereby agrees to sublease such Land from the Lessor pursuant to the Lease (it being understood that any reference in the Operative Documents to the lease by a Lessee of an IDB Property shall be deemed to refer to the sublease thereof pursuant to the Lease).

                  (b) Building. With respect to each parcel of Land on which a Building is to be constructed, subject to the terms and conditions of this Master Agreement, from and after the Closing Date relating to such Land (i) the Construction Agent agrees, pursuant to the terms of the Construction Agency Agreement, to construct and install the Building on such Land for the Lessor prior to the Scheduled Construction Termination Date, (ii) the Lenders and the Lessor agree to fund the costs of such construction and installation (and interest and yield thereon), (iii) the Lessor shall lease, or sublease, as the case may be, such Building as part of such Leased Property to the related Lessee pursuant to the Lease, and (iv) the related Lessee shall lease, or sublease, as the case may be, such Building from the Lessor pursuant to the Lease.

         SECTION  2.2  Fundings  of  Purchase  Price,   Development   Costs  and
Construction Costs.

                  (a) Initial Funding and Payment of Purchase Price for Land and Development Costs on Closing Date. Subject to the terms and conditions of this Master Agreement, on the Closing Date for any Land, and any Building thereon, each Lender shall make available to the Lessor its initial Loan with respect to such Land, and any Building thereon, in an amount equal to the product of such Lender's Commitment Percentage times the purchase price for such Land, and any Building thereon, and the development, transaction and closing costs incurred by the Construction Agent, as agent, through such Closing Date, which funds the Lessor shall use, together with the Lessor's own funds in an amount equal to the product of the Lessor's Commitment Percentage times the purchase price for the related Land and any Building thereon,

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and the development,  transaction and closing costs incurred by the Construction
Agent, as agent, through such Closing Date, to purchase such Land, and any Building thereon, from the applicable Seller pursuant to the applicable Purchase Agreement or lease the Land and any Building thereon, from the applicable Ground Lessor pursuant to the applicable Ground Lease, as the case may be, and to pay to the Construction Agent the amount of such development, transaction and closing costs, and the Lessor shall lease, or sublease, as the case may be, such Land to the related Lessee pursuant to the Lease.

                  (b) Subsequent Fundings and Payments of Construction Costs during Construction Term. Subject to the terms and conditions of this Master Agreement, if a Building is to be constructed on Land, on each Funding Date following the Closing Date for each such parcel of Land until the related Construction Term Expiration Date, (i) each Lender shall make available to the Lessor a Loan in an amount equal to the product of such Lender's Commitment Percentage times the amount of Funding requested by the Construction Agent for such Funding Date, which funds the Lessor hereby directs each Lender to pay over to the Agent, for distribution to the Construction Agent, as set forth in paragraph (d), and (ii) the Lessor shall pay over to the Agent, for distribution to the Construction Agent, its own funds (which shall constitute a part of, and an increase in, the Lessor's Invested Amount with respect to such Leased
Property) in an amount equal to the product of the Lessor's Commitment Percentage times the amount of Funding requested by the Construction Agent for such Funding Date.

                  (c) Aggregate Limits on Funded Amounts. The aggregate amount that the Funding Parties shall be committed to provide as Funded Amounts under this Master Agreement and the Loan Agreement shall not exceed (x) with respect to each Leased Property the costs of purchase and construction of such Leased Property and the related development, transaction, closing and financing costs, or (y) $35,000,000 in the aggregate for all Leased Properties. The aggregate amount that any Funding Party shall be committed to fund under this Master Agreement and the Loan Agreement shall not exceed the lesser of (i) such Funding Party's Commitment and (ii) such Funding Party's Commitment Percentage of the aggregate Fundings requested under this Master Agreement.

                  (d) Notice, Time and Place of Fundings. With respect to each Funding, a Lessee or the Construction Agent, as the case may be, shall give the Lessor and the Agent an irrevocable prior telephone (followed within one Business Day with written) or written notice not later than 11:00 a.m., Atlanta, Georgia time, at least three Business Days prior to the proposed Closing Date or other Funding Date, as the case may be, pursuant, in each case, to a Funding Request in the form of Exhibit A (a "Funding Request"), specifying the Closing Date or subsequent Funding Date, as the case may be, the amount of Funding requested, whether such Funding shall be a LIBOR Advance or a Base Rate Advance or a combination thereof and the Rent Period(s) therefor. All documents and instruments required to be delivered on such Closing Date pursuant to this Master Agreement shall be delivered at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603, or at such other location as may be determined by the Lessor, the Construction Agent and the Agent. Each Funding shall occur on a Business Day and shall be in an amount equal to $500,000 or an integral multiple of $1,000 in

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excess  thereof.  All  remittances  made by any  Lender  and the  Lessor for any
Funding shall be made in immediately available funds by wire transfer to or, as is directed by, the Construction Agent, with receipt by the Construction Agent not later than 12:00 noon, Atlanta, Georgia time, on the applicable Funding Date, upon satisfaction or waiver of the conditions precedent to such Funding set forth in Section 3; such funds shall (1) in the case of the initial Funding on a Closing Date, be used to pay the purchase price to the applicable Seller for the related Land and any Building thereon and pay development, transaction and closing costs related to such Land, and (2) in the case of each subsequent Funding be paid to the Construction Agent, for the payment or reimbursement of Construction costs incurred through such Funding Date and not previously paid or reimbursed.

                  (e) Lessee's  Deemed  Representation  for Each  Funding.  Each
Funding Request by a Lessee or the Construction Agent shall be deemed a reaffirmation of each Lessee's indemnity obligations in favor of the Indemnitees under the Operative Documents and a representation and warranty to the Lessor, the Agent and the Lenders that on the proposed Closing Date or Funding Date, as the case may be, (i) the amount of Funding requested represents amounts owing in respect of the purchase price of the related Land, and any Building thereon, and development, transaction and closing costs in respect of the Leased Property (in the case of the initial Funding on a Closing Date) or amounts that are then due to third parties in respect of the Construction, or amounts paid by the Construction Agent to third parties or incurred by the Construction Agent as overhead expenses in respect of the Construction for which the Construction Agent has not previously been reimbursed by a Funding (in the case of any Funding), (ii) no Event of Default or Potential Event of Default exists, and
(iii) the representations and warranties of the Guarantor, DTD and each other Lessee set forth in Section 4.1 are true and correct in all material respects as though made on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

                  (f) Not Joint Obligations. Notwithstanding anything to the contrary set forth herein or in the other Operative Documents, each Lender's and the Lessor's commitments shall be several, and not joint. In no event shall any Funding Party be obligated to fund an amount in excess of such Funding Party's Commitment Percentage of any Funding, or to fund amounts in the aggregate in excess of such Funding Party's Commitment.

                  (g) Non-Pro Rata Fundings. Notwithstanding anything to the contrary set forth in this Master Agreement, but subject to Section 2.2(f) above, at the Agent's option, Fundings may be made by drawing on the Lessor's Commitment until such Commitment is fully funded before drawing on the Lenders' Commitments. In such event, when the Lessor's Commitment is fully funded, the Lenders will fund, on a pro rata basis as among themselves, 100% of the amount of the Fundings thereafter, provided that, in no event will the Lessor's Invested Amount be less than 3.5% of the aggregate Funded Amounts.

                  (h) Commitment Fee. DTD shall pay to the Agent, for the ratable benefit of each Funding Party based upon its Commitment Percentage of the aggregate Commitments, a commitment fee (the "Commitment Fee") for the period commencing on the date hereof to and including the Lease Termination Date payable quarterly in arrears on each Quarterly Payment Date, and on the Lease Termination Date in an amount equal to (i) the Commitment Fee Percentage, times
(ii) an amount equal to the aggregate Commitments, minus the aggregate Funded Amounts on such day times (iii) 1/360 times (iv) the number of days from and including the date hereof (in the case of the first Quarterly Payment Date) or the immediately preceding Quarterly Payment Date (in the case of each other Quarterly Payment Date) to, but excluding, such Quarterly Payment Date.

         SECTION 2.3 Funded Amounts and Interest and Yield Thereon.

                  (a) The Lessor's Invested Amount for any Leased Property outstanding from time to time shall accrue yield ("Yield") at the Lessor Rate, computed using the actual number of days elapsed and a 360 day year. If all or a portion of the principal amount of or yield on the Lessor's Invested Amounts shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall, without limiting the rights of the Lessor under the Lease, to the maximum extent permitted by law, accrue yield at the Overdue Rate, from the date of nonpayment until paid in full (both before and after judgment).

                  (b) Each Lender's Funded Amount for any Leased Property outstanding from time to time shall accrue interest as provided in the Loan Agreement.

                  (c) During the Construction Term, in lieu of the payment of accrued interest, on each Payment Date, each Lender's Funded Amount in respect of a Construction Land Interest shall automatically be increased by the amount of interest accrued and unpaid on the related Loans pursuant to the Loan Agreement during the Rent Period ending immediately prior to such Payment Date (except to the extent that at any time such increase would cause such Lender's Funded Amount to exceed such Lender's Commitment, in which event the related Lessee shall pay such excess amount to such Lender in immediately available funds on such Payment Date). Similarly, in lieu of the payment of accrued Yield, on each Payment Date, the Lessor's Invested Amount in respect of a Construction Land Interest shall automatically be increased by the amount of Yield accrued on the Lessor's Invested Amount in respect of such Leased Property during the Rent Period ending immediately prior to such Payment Date (except to the extent that at any time such increase would cause the Lessor's Invested Amount to exceed the Lessor's Commitment, in which event the related Lessee shall pay such excess amount to the Lessor in immediately available funds on such Payment Date). Such increases in Funded Amounts shall occur without any disbursement of funds by the Funding Parties.

                  (d) Three Business Days prior to the last day of each Rent Period, DTD shall deliver (which delivery may be by facsimile) to the Lessor and the Agent a notice substantially in the form of Exhibit I (each, a "Payment Date Notice"), appropriately completed, specifying the allocation of the Funded Amounts related to such Rent Period to LIBOR Advances and Base

Rate Advances and the Rent Periods therefor, provided that no such allocation to LIBOR Advances shall be in an amount less than $1,000,000. Each such Payment Date Notice shall be irrevocable. If no such notice is given, the Funded Amounts shall be allocated to a LIBOR Advance with a Rent Period of three (3) months.

         SECTION 2.4 Lessee Owner for Tax Purposes. With respect to each Leased Property, it is the intent of the Lessees and the Funding Parties that for federal, state and local tax purposes and bankruptcy law purposes the Lease shall be treated as the repayment and security provisions of a loan by the Lessor to the Lessees, and that the related Lessee shall be treated as the legal and beneficial owner entitled to any and all benefits of ownership of such Leased Property and all payments of Basic Rent during the Lease Term shall be treated as payments of interest and principal. Nevertheless, each of DTD and each Lessee acknowledges and agrees that neither the Agent, nor any Funding Party, nor any other Person has made any representations or warranties concerning the tax, financial, accounting or legal characteristics or treatment of the Operative Documents and that each of DTD and each Lessee has obtained and relied solely upon the advice of its own tax, accounting and legal advisors concerning the Operative Documents and the accounting, tax, financial and legal consequences of the transactions contemplated therein.

         SECTION 2.5 Amounts Due Under Lease. With respect to each Leased Property, anything else herein or elsewhere to the contrary notwithstanding, it is the intention of the Lessees and the Funding Parties that: (i) subject to clauses (ii) and (iii) below, the amount and timing of Basic Rent due and payable from time to time from the related Lessee under the Lease shall be equal to the aggregate payments due and payable with respect to interest on the Loans in respect of such Leased Property and Yield on the Lessor's Invested Amounts in respect of such Leased Property on each Payment Date; (ii) if the related Lessee elects the Purchase Option with respect to a Leased Property or becomes obligated to purchase such Leased Property under the Lease, the Funded Amounts in respect of such Leased Property, all interest and Yield thereon and all other obligations of the related Lessee owing to the Funding Parties in respect of such Leased Property shall be paid in full by such Lessee, (iii) if the Lessees properly elect the Remarketing Option, the Lessees will only be required to pay the Recourse Deficiency Amount and the other amounts required to be paid pursuant to Section 14.6 of the Lease, which amounts shall be used to pay the principal of the A Loans, and the Lessees shall only be required to pay to the Lenders the principal amount of the B Loans and to the Lessor the Lessor's Invested Amounts, to the extent of the proceeds of the sale of the Leased Properties in accordance with Section 14.6 of the Lease; and (iv) upon an Event of Default resulting in an acceleration of the Lessees' obligation to purchase the Leased Properties under the Lease, the amounts then due and payable by the Lessees under the Lease shall include all amounts necessary to pay in full the Loans, and accrued interest thereon, the Lessor's Invested Amounts and accrued Yield thereon and all other obligations of the Lessees owing to the Funding Parties pursuant to the Operative Documents.

                                  ARTICLE III.
                         CONDITIONS PRECEDENT; DOCUMENTS

         SECTION 3.1 Conditions to the Obligations of the Funding Parties on each Closing Date. The obligations of the Lessor and each Lender to carry out their respective obligations under Section 2 of this Master Agreement to be performed on the Closing Date with respect to any Land and any Building thereon shall be subject to the fulfillment to the satisfaction of, or waiver by, each such party hereto (acting directly or through its counsel) on or prior to such Closing Date of the following conditions precedent, provided that the obligations of any Funding Party shall not be subject to any conditions contained in this Section 3.1 which are required to be performed by such Funding
Party:

                  (a)  Documents.   The  following  documents  shall  have  been
executed and delivered by the respective parties thereto:

                           (i) Deed and Purchase Agreement. The related original
                  Deed duly executed by the applicable Seller and in recordable form, and copies of the related Purchase Agreement, assigned to the Lessor, shall each have been delivered to the Agent by DTD or the related Lessee, with copies thereof to each other Funding Party or the related Ground Lease, duly assigned to the Lessor, shall have been delivered to the Agent, with copies thereof to each other Funding Party, as applicable (it being understood, that each Purchase Agreement and each Ground Lease shall be reasonably satisfactory in form and substance to the Lessor and the Lenders).

                           (ii) Lease  Supplement.  The  original of the related
                  Lease Supplement, duly executed by the related Lessee and the Lessor and in recordable form, shall have been delivered to the Agent by such Lessee.

                           (iii) Mortgage or Deed of Trust and Assignment of Lease and Rents. Counterparts of the Mortgage or Deed of Trust, as the case may be, (substantially in the form of Exhibit D-1 or D-2, as the case may be, attached hereto), duly executed by the Lessor and in recordable form, shall have been delivered to the Agent (which Mortgage or Deed of Trust, as the case may be, shall secure all of the debt to the Agent unless such mortgage is subject to a tax based on the amount of indebtedness secured thereby, in which case the amount secured will be limited to debt in an amount equal to 125% of the projected cost of acquisition and construction of such Leased Property); and the Assignment of Lease and Rents (substantially in the form of Exhibit B attached hereto) in recordable form, duly executed by the Lessor, shall have been delivered to the Agent by the Lessor.

                           (iv) Security Agreement and Assignment.  If Buildings
                  are to be constructed on the Land, counterparts of the Security Agreement and Assignment (substantially in the form of Exhibit C attached hereto), duly executed by the

                  Construction Agent, with an acknowledgment and consent thereto satisfactory to the Lessor and the Agent duly executed by the related General Contractor and the related Architect, as applicable, and complete copies of the related Construction Contract and the related Architect's Agreement certified by the Construction Agent, shall have been delivered to the Lessor and the Agent (it being understood and agreed that if no related Construction Contract or Architect's Agreement exists on such Closing Date, such delivery shall not be a condition precedent to the Funding on such Closing Date, and in lieu thereof the Construction Agent shall deliver complete copies of such Security Agreement and Assignment and consents concurrently with the Construction Agent's entering into such contracts).

                           (v) Survey.  The related Lessee shall have delivered,
                  or shall have caused to be delivered, to the Lessor and the Agent, at such Lessee's expense, an accurate survey certified to the Lessor and the Agent in a form reasonably satisfactory to the Lessor and the Agent and showing no state of facts unsatisfactory to the Lessor or the Agent and prepared within ninety (90) days of such Closing Date (or such other time period agreed to by the Lessor and the Agent) by a Person reasonably satisfactory to the Lessor and the Agent. Such survey shall (1) be acceptable to the Title Insurance Company for the purpose of providing extended coverage to the Lessor and a lender's comprehensive endorsement to the Agent, (2) show no encroachments on such Land by structures owned by others, and no encroachments from any part of such Leased Property onto any land owned by others, and (3) disclose no state of facts reasonably objectionable to the Lessor, the Agent or the Title Insurance Company, and be reasonably acceptable to each such Person.

                           (vi) Title and Title Insurance. On such Closing Date,
                  the Lessor shall receive from a title insurance company acceptable to the Lessor and the Agent an ALTA Owner's Policy of Title Insurance issued by such title insurance company and the Agent shall receive from such title insurance company an ALTA Mortgagee's Policy of Title Insurance issued by such title insurance company, in each case, in the amount of the projected cost of acquisition and construction of such Leased Property, reasonably acceptable in form and substance to the Lessor and the Agent, respectively (collectively, the "Title Policy"). The Title Policy shall be dated as of such Closing Date, and, to the extent permitted under Applicable Law, shall include such affirmative endorsements as the Lessor or the Agent shall reasonably request.

                           (vii)  Appraisal.   Each  Funding  Party  shall  have
                  received a report of the Appraiser (an "Appraisal"), paid for by DTD or the related Lessee, which shall meet the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, shall be satisfactory to such Funding Party and shall state in a manner satisfactory to such Funding Party the estimated "as vacant" value of such Land and existing Buildings or any Building to be constructed thereon. Such Appraisal must show that the "as vacant" value of such Leased Property (if a Building is to be constructed on the Land, determined as if the Building had already been completed in accordance with the related Plans and Specifications and by excluding from such value the amount of assessments on such Leased Property) is at least 45% of the total cost of such Leased Property.

                           (viii) Environmental Audit and related Reliance Letter. The Lessor and the Agent shall have received an Environmental Audit for such Leased Property, which shall be conducted in accordance with ASTM standards and shall not include a recommendation for further investigation and is otherwise satisfactory to the Lessor and the Agent; and the firm that prepared the Environmental Audit for such Leased Property shall have delivered to the Lessor and the Agent a letter stating that the Lessor, the Agent and the Lenders may rely upon such firm's Environmental Audit of such Land, it being understood that the Lessor's and the Agent's acceptance of any such Environmental Audit shall not release or impair any Lessee's obligations under the Operative Documents with respect to any environmental liabilities relating to such Leased Property.

                           (ix) Evidence of Insurance.  The Lessor and the Agent
                  shall have received from the related Lessee certificates of insurance evidencing compliance with the provisions of Article VIII of the Lease (including the naming of the Lessor, the Agent and the Lenders as additional insured or loss payee with respect to such insurance, as their interests may appear), in form and substance reasonably satisfactory to the Lessor and the Agent.

                           (x) UCC Financing Statement; Recording Fees; Transfer
                  Taxes. Each Funding Party shall have received satisfactory evidence of (i) the execution and delivery to Agent of a UCC-1 and, if required by applicable law, UCC-2 financing statement to be filed with the Secretary of State of the applicable State (or other appropriate filing office) and the county where the related Land is located, respectively, and such other Uniform Commercial Code financing statements as any Funding Party deems necessary or desirable in order to perfect such Funding Party's interests and (ii) the payment of all recording and filing fees and taxes with respect to any recordings or filings made of the related Deed, the Lease, the related Lease Supplement, the related Mortgage and the related Assignment of Lease and Rents.

                           (xi) Opinions. An opinion of local counsel for the related Lessee qualified in the jurisdiction in which such Leased Property is located, substantially in the form set forth in Exhibit G-2 attached hereto, and containing such other matters as the parties to whom they are addressed shall reasonably request, shall have been delivered and addressed to each of the Lessor, the Agent and the Lenders. To the extent requested by the Agent, opinions supplemental to those delivered under

                  Section 3.2(vi) and reasonably satisfactory to the Agent shall have been delivered and addressed to each of the Lessor, the Agent and the Lenders.

                           (xii) Good  Standing  Certificates.  The Agent  shall
                  have received good standing certificates for the Lessor and the related Lessee from the appropriate offices of the state where the related Land is located.

                           (xiii) IDB  Property.  If such Leased  Property is an
                  IDB Property or is otherwise subject to industrial development or revenue bonds, the IDB Documentation shall have been executed by the parties thereto, and shall be in form and substance reasonably acceptable to the Agent, the Lessor and the Lenders.

                  (b) Litigation. No action or proceeding shall have been instituted or, to the knowledge of any Funding Party, threatened nor shall any governmental action, suit, proceeding or investigation be instituted or threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, to set aside, restrain, enjoin or prevent the performance of this Master Agreement or any transaction contemplated hereby or by any other Operative Document or which is reasonably likely to materially adversely affect any Leased Property or any transaction contemplated by the Operative Documents or which would reasonably be expected to result in a Material Adverse Effect.

                  (c) Legality. In the opinion of such Funding Party or its counsel, the transactions contemplated by the Operative Documents shall not violate any Applicable Law, and no change shall have occurred or been proposed in Applicable Law that would make it illegal for such Funding Party to participate in any of the transactions contemplated by the Operative Documents.

                  (d) No Events. (i) No Event of Default, Potential Event of Default, Event of Loss or Event of Taking relating to such Leased Property shall have occurred and be continuing, (ii) no action shall be pending or threatened by a Governmental Authority to initiate a Condemnation or an Event of Taking, and (iii) there shall not have occurred any event that would reasonably be expected to have a Material Adverse Effect since December 31, 1998.

                  (e) Representations. Each representation and warranty of the parties hereto or to any other Operative Document contained herein or in any other Operative Document shall be true and correct in all material respects as though made on and as of such Closing Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

                  (f) Cutoff Date. No Closing Date shall occur after the Funding Termination Date.

                  (g) Transaction Expenses. The related Lessee shall have paid, or made arrangements to pay, the transaction costs then accrued and invoiced which the Lessees have agreed to pay pursuant to Section 8.8.

                  (h) Approval. The Agent shall not have rejected such Leased Property for inclusion in the Lease by written notice to DTD.

         SECTION 3.2 Additional Conditions for the Initial Closing Date. The obligations of the Lessor and each Lender to carry out their respective obligations under Section 2 of this Master Agreement to be performed on the Initial Closing Date shall be subject to the satisfaction of, or waiver by, each such party hereto (acting directly or through its counsel) on or prior to the Initial Closing Date of the following conditions precedent in addition to those set forth in Section 3.1, provided that the obligations of any Funding Party shall not be subject to any conditions contained in this Section 3.2 which are required to be performed by such Funding Party:

                           (i) Loan Agreement; Guaranty Agreement.  Counterparts
                  of the Loan Agreement, duly executed by the Lessor, the Agent and each Lender shall have been delivered to each of the Lessor and the Agent. An A Note and a B Note, duly executed by the Lessor, shall have been delivered to the Agent. The Guaranty Agreement, duly executed by DTS and DTD, shall have been delivered to the Agent.

                           (ii) Master  Agreement.  Counterparts  of this Master
                  Agreement, duly executed by the parties hereto, shall have been delivered to each of the parties hereto.

                           (iii) Construction Agency Agreement.  Counterparts of
                  the Construction Agency Agreement, duly executed by the parties thereto shall have been delivered to each of the parties hereto.

                           (iv) Lease.  Counterparts of the Lease, duly executed
                  by the Lessees party to this Master Agreement on the Initial Closing Date, and the Lessor, shall have been delivered to each Funding Party and the original, chattel paper copy of the Lease shall have been delivered to the Agent.

                           (v) Lessee's Resolutions and Incumbency  Certificate,
                  etc. Each of the Agent and the Lessor shall have received (x) a certificate of the Secretary or an Assistant Secretary of each of Guarantor and each Lessee party hereto on the Initial Closing Date, attaching and certifying as to (i) the Board of Directors' (or appropriate committee's) resolution duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party,
                  (ii) the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf, (iii) its articles or certificate of incorporation, certified as of a recent date by the Secretary of State of the state of its incorporation and (iv) its by-laws, and (y) good standing certificates for each of Guarantor and each Lessee party hereto on the Initial Closing Date from the appropriate offices of the States of Guarantor's or such Lessee's incorporation and principal place of business.

                           (vi) Opinions of Counsel. The opinion of Hofheimer Nusbaum, P.C. dated the Initial Closing Date, substantially in the form set forth in Exhibit G-1, attached hereto, and containing such other matters as the parties to whom it is addressed shall reasonably request, shall have been delivered and addressed to each of the Lessor, the Agent and the Lenders. The opinion of Brown McCarroll & Oaks Hartline, LLP, dated the Initial Closing Date, substantially in the form set forth in Exhibit G-3 attached hereto, and containing such other matters as the parties to whom it is addressed shall reasonably request, shall have been delivered to each of the Agent, the Lenders and DTD.

                           (vii) Good  Standing  Certificate.  The Agent and DTD
                  shall have received a good standing certificate for the Lessor from the appropriate office of the State of Texas.

                           (viii) Lessor's Consents and Incumbency  Certificate,
                  etc. The Agent and DTD shall have received a certificate of the Secretary or an Assistant Secretary of the General Partner of the Lessor attaching and certifying as to (i) the consents of the partners of the Lessor duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (ii) the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf, and (iii) the Partnership Agreement.

         SECTION 3.3 Conditions to the Obligations of Lessee. The obligations of any Lessee to lease a Leased Property from the Lessor are subject to the fulfillment on the related Closing Date to the satisfaction of, or waiver by, such Lessee, of the following conditions precedent:

                  (a) General  Conditions.  The conditions set forth in Sections
3.1 and 3.2 that require fulfillment by the Lessor or the Lenders shall have been satisfied, including the delivery of good standing certificates by the Lessor pursuant to Sections 3.1(a)(xiv) and 3.2(vii) and the delivery of an opinion of counsel for the Lessor pursuant to Section 3.2(vi) and the execution and delivery of the Operative Documents to be executed by the Lessor or the Lenders in connection with such Leased Property.

                  (b) Legality. In the opinion of such Lessee or its counsel, the transactions contemplated by the Operative Documents shall not violate any Applicable Law, and no change shall have occurred or been proposed in Applicable Law that would make it illegal for such Lessee to participate in any of the transactions contemplated by the Operative Documents.

                  (c) Purchase Agreement; Ground Lease. The Purchase Agreement and, if applicable, the Ground Lease and all documents to be delivered under the Purchase Agreement or Ground Lease, including title insurance, survey and environmental audit, shall be reasonably satisfactory to such Lessee.

         SECTION 3.4 Conditions to the Obligations of the Funding Parties on each Funding Date. The obligations of the Lessor and each Lender to carry out their respective obligations under Section 2 of this Master Agreement to be performed on each Funding Date shall be subject to the fulfillment to the satisfaction of, or waiver by, each such party hereto (acting directly or through their respective counsel) on or prior to each such Funding Date of the following conditions precedent, provided that the obligations of any Funding Party shall not be subject to any conditions contained in this Section 3.4 which are required to be performed by such Funding Party:

                  (a) Funding Request. The Lessor and the Agent shall have received from the Construction Agent or a Lessee the Funding Request therefor pursuant to Section 2.2(d).

                  (b)  Condition  Fulfilled.   As  of  such  Funding  Date,  the
condition set forth in Section 3.1A(d)(i) shall have been satisfied.

                  (c) Representations.  As of such Funding Date, both before and after giving effect to the Funding requested by the Construction Agent or a Lessee on such date, the representations and warranties that the Construction Agent or such Lessee is deemed to make pursuant to Section 2.2(e) shall be true and correct in all material respects on and as of such Funding Date as though made on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

                  (d) No Bonded Stop Notice or Filed Mechanics Lien. As of such Funding Date, and as to any Funded Amount requested for any Leased Property on such Funding Date, (i) none of the Lessor, the Agent or any Lender has received (with respect to such Leased Property) a bonded notice to withhold Loan funds that has not been discharged by the related Lessee or the Construction Agent, and (ii) no mechanic's liens or materialman's liens have been filed against such Leased Property that have not been discharged by the related Lessee, bonded over in a manner reasonably satisfactory to the Agent or insured over by the Title Insurance Company.

                  (e) Lease Supplement. If the Funding relates to a Building that will be leased under a Lease Supplement separate from the Lease Supplement for the related Land, the original of such separate Lease Supplement, duly executed by the related Lessee and the Lessor and in recordable form, shall have been delivered to the Agent.

         SECTION 3.5 Completion Date Conditions. The occurrence of the Completion Date with respect to any Leased Property shall be subject to the fulfillment to the satisfaction of, or waiver by, each party hereto (acting directly or through its counsel) of the following conditions precedent:

                  (a) Title Policy Endorsements; Architect's Certificate. The Construction Agent shall have furnished to each Funding Party (1) the following endorsements to the related Title Policy (each of which shall be subject to no exceptions other than those reasonably acceptable to the Agent): a date-down endorsement (redating and confirming the coverage provided under the Title Policy and each endorsement thereto) and a "Form 9" endorsement (if available in the applicable jurisdiction), in each case, effective as of a date not earlier than the date of completion of the Construction, and (2) a certificate of the Architect dated at or about the Completion Date, in form and substance reasonably satisfactory to the Agent, the Lessor and the Lenders, and stating that (i) the related Building has been completed substantially in accordance with the Plans and Specifications therefor, and such Leased Property is ready for occupancy, (ii) such Plans and Specifications comply in all material respects with all Applicable Laws in effect at such time, and (iii) to the best of the Architect's knowledge, such Leased Property, as so completed, complies in all material respects with all Applicable Laws in effect at such time. The Construction Agent shall also deliver to the Agent true and complete copies of:
(A) an "as built" or "record" set of the Plans and Specifications, (B) a plat of survey of such Leased Property "as built" to a standard reasonably acceptable to the Agent showing all easements, paving, driveways, fences and exterior improvements, and (C) copies of a certificate or certificates of occupancy for such Leased Property or other legally equivalent permission to occupy such Leased Property.

                  (b) Construction Completion. Any related Construction shall have been completed substantially in accordance with the related Plans and Specifications (subject to minor punch list requirements), the related Deed and all Applicable Laws, and such Leased Property shall be ready for occupancy and operation. All fixtures, equipment and other property contemplated under the Plans and Specifications to be incorporated into or installed in such Leased Property shall have been substantially incorporated or installed, free and clear of all Liens except for Permitted Liens.

                  (c) Construction Agent Certification. The Construction Agent shall have furnished the Lessor, the Agent and each Lender with a certification of the Construction Agent (substantially in the form of Exhibit H) that:

                           (i) all amounts owing to third parties for the related Construction have been paid in full (other than contingent obligations for which the Construction Agent has made adequate reserves), and no litigation or proceedings are pending, or to the best of the Construction Agent's knowledge, are threatened, against such Leased Property or the Construction Agent or the related Lessee which could reasonably be expected to have a Material Adverse Effect;

                           (ii) all material consents,  licenses and permits and
                  other governmental authorizations or approvals required for such Construction and operation of such Leased Property have been obtained and are in full force and effect;

                           (iii) such Leased Property has available all services
                  of public facilities and other utilities necessary for use and operation of such Leased Property for its intended purposes including, without limitation, adequate water, gas and electrical supply, storm and sanitary sewerage facilities, telephone, other required public utilities and means of access between the related Building and public highways for pedestrians and motor vehicles;

                           (iv) all  material  agreements,  easements  and other
                  rights, public or private, which are necessary to permit the lawful use and operation of such Leased Property as the related Lessee intends to use such Leased Property under the Lease and which are necessary to permit the lawful intended use and operation of all then intended utilities, driveways, roads and other means of egress and ingress to and from the same have been obtained and are in full force and effect and neither the Construction Agent nor the related Lessee has any knowledge of any pending modification or cancellation of any of the same; and the use of such Leased Property does not depend on any variance, special exception or other municipal approval, permit or consent that has not been obtained and is in full force and effect for its continuing legal use;

                           (v) all of the  requirements and conditions set forth
                  in Section 3.5(b) hereof have been completed and fulfilled with respect to such Leased Property and the related Construction; and

                           (vi) to the best of the Construction Agent's knowledge, such Leased Property is in compliance in all material respects with all applicable zoning laws and regulations.

         SECTION 3.6 Addition of Lessees. After the date hereof, additional Subsidiaries of DTS may become Lessees hereunder and under the other Operative Documents upon satisfaction of the following conditions precedent:

                  (a) such Subsidiary and the Guarantor shall have executed and delivered to the Agent and the Lessor a Joinder Agreement, substantially in the form of Exhibit E;

                  (b) such Subsidiary shall have delivered to each of the Agent and the Lessor (x) a certificate of the Secretary or an Assistant Secretary of such Subsidiary, attaching and certifying as to (i) the Board of Directors' resolution duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (ii) the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf, (iii) its certificate of incorporation, certified as of a recent date by the Secretary of State of its incorporation and (iv) its by-laws, and
(y) good
standing certificates from the appropriate offices of the States of such Subsidiary's incorporation and principal place of business;

                  (c) such Subsidiary shall have delivered an opinion of Hofheimer Nusbaum, P.C., addressed to each of the Lessor, the Agent and the Lenders, substantially in the form set forth in Exhibit G-1; and

                  (d) the Agent, the Lessor and the Lenders shall have received such other documents, certificates and information as any of them shall have reasonably requested.

                                   ARTICLE IV.
                                 REPRESENTATIONS

         SECTION 4.1 Representations of DTS, DTD and other Lessees. Effective as of the date of execution hereof, as of each Closing Date and as of each Funding Date, each of DTS, DTD and each other Lessee represents and warrants to each of the other parties hereto as follows:

                  (a) Corporate Authority; Etc.

                           (1) Incorporation; Good Standing. Each of the DTD and
                  DTS (i) is a Virginia corporation, validly existing and in good standing under the laws of the State of Virginia, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, and(iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where a Leased Property is located and in each other jurisdiction where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a Materially Adverse Effect.

                           (2) Authorization. The execution, delivery and performance of this Master Agreement and the other Operative Documents to which any Obligor or the Founders is to become a party and the transactions contemplated hereby and thereby (i) are within the authority of each Obligor, (ii) have been duly authorized by all necessary proceedings, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule, regulation or agreement to which any Obligor is subject or any judgment, order, writ, injunction, license or permit applicable to any Obligor, and
                  (iv) do not and will not conflict with any provision of any Obligor's organization documents or other charter documents or bylaws of, or any agreement or other instrument binding upon, any Obligor.

                           (3) Enforceability. The execution and delivery of this Master Agreement and the other Operative Documents to which each Obligor is or is to become a party will result in valid and legally binding obligations of each Obligor enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (b) Governmental Approvals. The execution, delivery and performance by each Obligor of this Master Agreement and the other Operative Documents to which any Obligor is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained and the filing of related Mortgages, Assignments of Lease and Rents, Lease Supplements and financing statements in the appropriate records office with respect thereto.

                  (c) Title to Properties; Leases. DTS and its Subsidiaries own, or possess under Capitalized Leases, all of the assets reflected in the consolidated balance sheet of DTS and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), and such assets are not subject to any mortgages, leases (other than Capitalized Leases),conditional sales agreements, title retention agreements, liens or other encumbrances except General Permitted Liens.

                  (d) Solvency; Financial Statements. Each of the Obligors is Solvent. The following financial statements have been furnished to the Agent and each of the Funding Parties:

                           (1) A  consolidated  balance  sheet  of DTS  and  its
                  Subsidiaries as of December 31, 1998, and a consolidated statement of income for the fiscal year then ended, accompanied by an auditor's report prepared without qualification by KPMG Peat Marwick or another independent certified public accountant selected by DTS and satisfactory to the Agent. Such balance sheet and statement of income have been prepared in accordance with Generally Accepted Accounting Principles and fairly present the financial condition of DTS and its Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of DTS or any of its Subsidiaries as of such date involving material amounts, known to the officers of DTS or any of its Subsidiaries not disclosed in said balance sheet and the related notes thereto.

                           (2) A  consolidated  balance  sheet,  a  consolidated
                  statement of income and a consolidated statement of cash flow of DTS and its Subsidiaries for each of the fiscal quarters of DTS ended since December 31, 1998 certified by the chief financial officer of DTS to have been prepared in accordance with Generally Accepted Accounting Principles consistent with those used in the preparation of the annual audited statements delivered pursuant to paragraph (a) above and to fairly present the financial condition of DTS and its Subsidiaries as at the close of business on the dates thereof and the results of operations for the fiscal quarters then ended (subject to year-end adjustments). There are no contingent liabilities of DTS or any of its Subsidiaries as of such dates involving material amounts, known to the officers of DTS or any of its Subsidiaries, not disclosed in such balance sheets and the related notes thereto.

                  (e) No Material Changes, Etc. From the Balance Sheet Date to the date of this Master Agreement, there has occurred no materially adverse change in the financial condition or business of DTD, DTS or its Subsidiaries as shown on or reflected in the consolidated balance sheet of DTS and its Subsidiaries as of the Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of DTD, DTS or its Subsidiaries.

                  (f) Franchises, Patents, Copyrights, Etc. The Obligors possess all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others, except where failure to possess such rights has not had, and would not have, a Material Adverse Effect..

                  (g) Litigation. Except as stated on Schedule 4.1(g), there are no actions, suits, proceedings or investigations of any kind pending or, to the knowledge of DTD, threatened against any Obligors before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of any Obligor or materially impair the right of any Obligor to carry on business substantially as now conducted by it, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of DTS and its Subsidiaries, or which question the validity of this Master Agreement or any of the other Operative Documents, or any action taken or to be taken pursuant hereto or thereto.

                  (h) No Materially Adverse Contracts, Etc. None of the Obligors is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of any Obligor. None of the Obligors is a party to any contract or agreement that has or is expected, in the judgment of DTD's officers, to have any materially adverse effect on the business of any Obligor.

                  (i) Compliance with Other Instruments, Laws, Etc. None of the Obligors is in violation of any provision of its charter or other organization documents, by-laws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of any Obligor.

                  (j) Tax Status. Each Obligor (a) has made or filed, or placed under lawful extension, all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, except where the failure to so make or file such tax returns, reports or declarations has not had, and would not have, a Material Adverse Effect, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and except where the failure to pay such taxes and other amounts has not had, and would not have, a Material Adverse Effect, and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of DTD know of no basis for any such claim.

                  (k) No Event of Default. No Potential Event of Default or Event of Default has occurred and is continuing.

                  (l) Holding Company and Investment Company Acts. None of the Obligors is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an"investment company", as such terms are defined in the Investment Company Act of 1940.

                  (m) Certain Transactions. Except as set forth on Schedule 4.1(m), none of the officers, directors, or employees of any Obligor is presently a party to any transaction with any Obligor (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, trustee, director or such employee or, to the knowledge of DTD, any corporation, partnership, trust or other entity in which any officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (n) Employee Benefit Plans; Multiemployer Plans; Guaranteed Pension Plans.

                           (1) No ERISA  Reportable  Event has  occurred  and is
                  continuing with respect to any such Plan; (ii) PBGC has not instituted proceedings to terminate any such Plan; (iii) none of the Obligors has (A) incurred any liability to PBGC with respect to any such Plan other than for premiums not yet due or payable, or (B)instituted or does not intend to institute proceedings to terminate any such Plan under Sections 4041 or 4041A of ERISA or withdraw from any Multi-Employer Pension Plan (as that term is defined in Section 3(37) of ERISA); (iv) each such Plan of the Obligors has been maintained and funded in all material respects in accordance with its terms and with all provisions of ERISA and the Code applicable thereto; (v) where applicable, each of the Obligors has complied with all applicable minimum funding requirements of ERISA and the Code with respect to each Plan; (vi) there are no unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA) with respect to any such Plan of any of the Obligors which pose a risk of causing a lien to be created in its assets; and(vii) no material prohibited transaction under the Code or ERISA has occurred with respect to any such Plan of any of the Obligors.

                  (o) Regulations U and X. No portion of any Advance is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

                  (p) Environmental Compliance. Except as disclosed on Schedule 4.1(p),

                           (1) the  operations  of the  Obligors  comply  in all
                  material respects with all applicable Environmental Laws;

                           (2) none of the operations of any Obligor is the subject of any judicial or administrative proceeding alleging the violation of any Environmental Laws;

                           (3) none of the operations of any Obligor is the subject of any federal or state investigation evaluating whether DTD or any of the Subsidiaries disposed of any hazardous or toxic waste, substance or constituent at any site that may require remedial action, or any federal or state investigation evaluating whether any remedial action is needed to respond to are lease of any hazardous or toxic waste, substance or constituent into the environment;

                           (4) none of the  Obligors  has filed any notice under
                  any federal or state law indicating past or present treatment, storage or disposal of a hazardous waste or reporting a spill or release of a hazardous or toxic waste, substance or constituent into the environment;

                           (5) none of the Obligors has any contingent liability
                  of which DTD has knowledge or reasonably should have knowledge in connection with any release of any hazardous or toxic waste, substance or constituent into the environment, nor has any Obligor received any notice, letter or other indication of potential liability arising from the disposal of any hazardous or toxic waste, substance or constituent into the environment.

                  (q) Subsidiaries. Schedule 4.1(q) sets forth all of the Subsidiaries of DTD and DTS. Except as set forth in Schedule 4.1(q), DTD or DTS, as applicable, is the owner, free and clear of all liens and encumbrances, of all of the issued and outstanding capital stock of each Subsidiary. Except as set forth in Schedule 4.1(q), all shares of such stock have been validly issued and are fully paid and nonassessable and no rights to subscribe to any additional shares have been granted, and no options, warrants, or similar rights are outstanding.

                  (r) Trade Names. The Obligors do not transact or engage, and have not transacted or engaged, in business under any names other than those set forth in Schedule 4.1(r) hereto.

                  (s) Hazardous Materials - Leased Properties.

                           (i) To the  best  knowledge  of the  related  Lessee,
                  except as described in the related Environmental Audit, on the Closing Date for each Leased Property, there are no Hazardous Materials present at, upon, under or within such Leased Property or released or transported to or from such Leased Property (except in compliance in all material respects with all Applicable Law).

                           (ii) To the best knowledge of the related Lessee,  on
                  the related Closing Date, no Governmental Actions have been taken or are in process or have been threatened, which could reasonably be expected to subject such Leased Property, any Lender or the Lessor to any Material Claims or Liens with respect to such Leased Property under any Environmental Law or would otherwise have a Material Adverse Effect.

                           (iii) The  related  Lessee  has, or will obtain on or
                  before the date required by Applicable Law, all Environmental Permits necessary to operate each Leased Property, if any, in accordance with Environmental Laws and is complying with and has at all times complied with all such Environmental Permits, except to the extent the failure to obtain such Environmental Permits or to so comply would not have a Material Adverse Effect.

                           (iv) Except as set forth in the related Environmental
                  Audit or in any notice subsequently furnished by the related Lessee to the Agent and approved by the Agent in writing prior to the respective times that the representations and warranties contained herein are made or deemed made hereunder, no notice, notification, demand, request for information, citations, summons, complaint or order has been issued or filed to or with respect to the related Lessee, no penalty has been assessed on the related Lessee and no investigation or review is pending or, to its best knowledge, threatened by any Governmental Authority or other Person in each case relating to any Leased Property with respect to any alleged material violation or liability of the related Lessee under any Environmental Law. To the best knowledge of the related Lessee, no material notice, notification, demand, request for information, citations, summons, complaint or order has been issued or filed to or with respect to any other Person, no material penalty has been assessed on any other Person and no investigation or review is pending or threatened by any Governmental Authority or other Person relating to any Leased Property with respect to any alleged material violation or liability under any Environmental Law by any other Person.

                           (v) Each Leased Property and each portion thereof are
                  presently in compliance in all material respects with all Environmental Laws, and, to the best knowledge of the related Lessee, there are no present or past facts, circumstances, activities, events, conditions or occurrences regarding such Leased Property (including without limitation the release or presence of Hazardous Materials) that would reasonably be anticipated to (A) form the basis of a material Claim against such Leased Property, any Funding Party or the related Lessee,
                  (B) cause such Leased Property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law, (C) require the filing or recording of any notice or restriction relating to the presence of Hazardous Materials in the real estate records in the county or other appropriate municipality in which such Leased Property is located, other than notices filed in the ordinary cause of business, or (D) prevent or materially interfere with the continued operation and maintenance of such Leased Property as contemplated by the Operative Documents.

For purposes of this Section 4.1(s), the term "material" with respect to any event or circumstance means that such event or circumstance would reasonably be anticipated to result in criminal or material liability on the part of any Funding Party, or to have a material adverse effect on the value of any Leased Property or to otherwise have a Material Adverse Effect.

                  (t) Leased Property. The present condition of each Leased Property conforms in all material respects with all conditions or requirements of all existing material permits and approvals issued with respect to such Leased Property, and the related Lessee's future intended use of such Leased Property under the Lease does not, in any material respect, violate any Applicable Law. To the best knowledge of the related Lessee, no material notices, complaints or orders of violation or non-compliance have been issued or threatened or contemplated by any Governmental Authority with respect to any Leased Property or any present or intended future use thereof. All material agreements, easements and other rights, public or private, which are necessary to permit the lawful use and operation of each Leased Property as the related Lessee intends to use such Leased Property under the Lease and which are necessary to permit the lawful intended use and operation of all presently intended utilities, driveways, roads and other means of egress and ingress to and from the same have been, or to the related Lessee's best knowledge will be, obtained and are or will be in full force and effect, and the related Lessee has no knowledge of any pending material modification or cancellation of any of the same.

                  (u) Flood Hazard Areas. No portion of any Leased Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any such Leased Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Leased Property in accordance with the Lease and in accordance with the National Flood Insurance Act of 1968, as amended.

         SECTION 4.2       Survival of Representations and Effect of Fundings.

                  (a) Survival of Representations and Warranties. All representations and warranties made in Section 4.1 shall survive delivery of the Operative Documents and every Funding, and shall remain in effect until all of the Obligations are fully and irrevocably paid.

                  (b) Each Funding a Representation. Each Funding accepted by a Lessee or the Construction Agent shall be deemed to constitute a representation and warranty by DTS, DTD and each other Lessee to the effect of Section 4.1.

         SECTION 4.3 Representations of the Lessor. Effective as of the date of execution hereof, as of each Closing Date and as of each Funding Date, in each case, with respect to each of the Leased Properties, the Lessor represents and warrants to the Agent, the Lenders and the Lessees as follows:

                  (a) Securities Act. The interest being acquired or to be acquired by the Lessor in such Leased Property is being acquired for its own account, without any view to the distribution thereof or any interest therein, provided that the Lessor shall be entitled to assign, convey or transfer its interest in accordance with Section 6.1.

                  (b) Due Organization, etc. The Lessor is a limited partnership duly organized and validly existing in good standing under the laws of Texas and each state in which a Leased Property is located and has full power, authority and legal right to execute, deliver and perform its obligations under the Lease, this Master Agreement and each other Operative Document to which it is or will be a party.

                  (c) Due Authorization; Enforceability, etc. This Master Agreement and each other Operative Document to which the Lessor is or will be a party have been or will be duly authorized, executed and delivered by or on behalf of the Lessor and are, or upon execution and delivery will be, legal, valid and binding obligations of the Lessor enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general equitable principles.

                  (d) No Conflict. The execution and delivery by the Lessor of the Lease, this Master Agreement and each other Operative Document to which the Lessor is or will be a party, are not or will not be, and the performance by the Lessor of its obligations under each will not be, inconsistent with its Partnership Agreement, do not and will not contravene any Applicable Law applicable generally to parties providing financing and do not and will not contravene any provision of, or constitute a default under, any Contractual Obligation of Lessor, do not and will not require the consent or approval of, the giving of notice to, the registration with or taking of any action in respect of or by, any Governmental Authority applicable generally to parties providing financing, except such as have been obtained, given or accomplished, and the Lessor possesses all requisite regulatory authority to undertake and perform its obligations under the Operative Documents.

                  (e) Litigation. There are no pending or, to the knowledge of the Lessor, threatened actions or proceedings against the Lessor before any court, arbitrator or administrative agency with respect to any Operative Document or that would have a material adverse effect upon the ability of the Lessor to perform its obligations under this Master Agreement or any other Operative Documents to which it is or will be a party.

                  (f) Lessor Liens. No Lessor Liens (other than those created by the Operative Documents) exist on any Closing Date on the Leased Property, or any portion thereof, and the execution, delivery and performance by the Lessor of this Master Agreement or any other Operative Document to which it is or will be a party will not subject any Leased Property, or any portion thereof, to any Lessor Liens (other than those created by the Operative Documents).

                  (g) Employee Benefit Plans. The Lessor is not and will not be making its investment hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1)) of the Code.

                  (h) General Partner. The sole general partner of the Lessor is Atlantic Financial Managers, Inc.

                  (i) Financial Information. (A) The unaudited balance sheet of the Lessor as of December 31, 1998 and the related statements of income, partners' capital and cash flows for the year then ended, copies of which have been delivered to the Agent, fairly present, in conformity with sound accounting principles, consistent with the income tax basis reports provided to DTS for the period ended on December 31, 1998, the financial condition of the Lessor as of such date and the results of operations and cash flows for such period.

                  (B) Since December 31, 1998, there has been no event, act, condition or occurrence having a material adverse effect upon the financial condition, operations, performance or properties of the Lessor, or the ability of the Lessor to perform in any material respect its obligations under the Operative Documents.

                  (C) The Lessor has no recourse indebtedness, and the Lessor has not entered into any other transactions, purchases, leases or other agreements, other than immaterial transactions, purchases, leases and other agreements entered into by the Lessor in the ordinary course of its business, in which the Lessor has any liability to the other parties to such transactions, purchases, leases or other agreements that is in excess of the Lessor's ownership or other interest in the property subject to such transactions, purchases, leases or other agreements other than liability for required fundings, breach of contract, misrepresentation, gross negligence, willful misconduct, fraud, failure to turn over funds and similar exceptions to limitations on recourse.

                  (j) No Offering. The Lessor has not offered the Notes to any Person in any manner that would subject the issuance thereof to registration under the Securities Act or any applicable state securities laws.

                  (k) Investment Company. The Lessor is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 4.4 Representations of each Lender. Effective as of the date of execution hereof, as of each Closing Date and as of each Funding Date, each Lender represents and warrants to the Lessor and to the Lessees as follows:

                  (a) Securities Act. The interest being acquired or to be acquired by such Lender in the Funded Amounts is being acquired for its own account, without any view to the distribution thereof or any interest therein, provided that such Lender shall be entitled to assign, convey or transfer its interest in accordance with Section 6.2.

                  (b) Employee Benefit Plans. Such Lender is not and will not be making its investment hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1)) of the Code.


                                   ARTICLE V.
                      COVENANTS OF OBLIGORS AND THE LESSOR

         SECTION 5.1 Records and Accounts. Each Obligor will (a) keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with Generally Accepted Accounting Principles and
(b)maintain adequate accounts and reserves for all taxes (including income taxes),depreciation and amortization of its properties, contingencies, and other reserves.

         SECTION 5.2 Financial Statements, Certificates and Information. DTS will deliver to each of the Agent and each of the Funding Parties:

                  (a) As soon as practicable, but in any event not later than one hundred twenty (120) days after the end of each fiscal year of DTS, the audited consolidated balance sheet of DTS and its Subsidiaries at the end of such year, and the related audited consolidated statements of earnings and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with Generally Accepted Accounting Principles, and accompanied by an auditor's report prepared without qualification by KPMG Peat Marwick or by another independent certified public accountant acceptable to the Agent), together with the notes accompanying the financial statements.

                  (b) As soon as practicable, but in any event not later than forty-five (45) days after the end of each fiscal quarter of DTS, copies of the unaudited consolidated balance sheet of DTS and its Subsidiaries as of the end of such quarter, and the related unaudited consolidated statements of income and cash flow for such quarter and that portion of the fiscal year of DTS then elapsed, all in reasonable detail and prepared in accordance with Generally Accepted Accounting Principles, in each case setting forth in comparative form the figures for the corresponding period of the prior fiscal year, together with a certification by the principal financial or accounting officer, or Corporate Controller, of DTS that the information contained in such financial statements fairly presents the financial position of DTS and its Subsidiaries on the date thereof (subject to year-end adjustments). In addition, DTD shall include an analysis of gross margins and of "same store sales", as applicable for each Obligor, in form satisfactory to the Agent and each of the Funding Parties.

                  (c) Simultaneously with the delivery of the financial statements referred to in subsections (a) and (b), above, a statement in the form of Exhibit J hereto signed by the principal financial or accounting officer, or Corporate Controller, of DTD and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 5.23 through 5.29 and (if applicable) reconciliations to reflect changes in Generally Accepted Accounting Principles since the Balance Sheet Date.

                  (d) As soon as available and in any event within ninety (90) days after the close of each Fiscal Year, (i) copies of internally prepared unaudited consolidated and consolidating balance sheets and statements of income of Obligors for such Fiscal Year prepared in a manner consistent with past practice and in form and substance satisfactory to the Funding Parties and (ii) internally prepared reports reflecting gross margin results and providing such "same store" analysis of financial performance as the Funding Parties may request, all of which shall be in form satisfactory to the Funding Parties.

                  (e) As soon as practicable, but in any event not later than sixty (60) days after the close of each Fiscal Year, monthly projections of the financial condition and results of operations of the Obligors for the current fiscal year and annual projections thereof for each fiscal year thereafter through and including the Fiscal Year of the Lease Termination Date, including, but not limited to, a projected Consolidated balance sheet, statement of operations, and statement of cash flows for each of such Fiscal Years.

                  (f) Promptly after the filing of any report on Form 8-K with the Securities and Exchange Commission by any Obligor, notice of such filing.

                  (g)  From  time  to  time  such  other   financial   data  and
information as the Agent or any Funding Party may reasonably request.

         SECTION 5.3  Notices.

                  (a) Defaults. DTD will, and shall cause each other Obligor to, promptly notify the Agent and each of the Funding Parties in writing of the occurrence of any Potential Event of Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under any Operative Document or under any note, evidence of indebtedness, indenture or other obligation to which or with respect to which any Obligor is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would have a material adverse effect on any Obligor, DTD shall, and shall cause each other Obligor to, forthwith give written notice thereof to the Agent and each of the Funding Parties, describing the notice or action and the nature of the claimed default.

                  (b) Environmental Events. DTD will, and will cause each other Obligor to, promptly give notice to the Agent (i) of any violation of any Environmental Law that any Obligor reports in writing or is reportable by such Person in writing to any federal, state or local environmental agency and (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that in either case involves any Real Estate or has the potential to have a Material Adverse Effect.

                  (c) Notice of Litigation and Judgments. DTD will, and will cause each other Obligor to, give notice to the Agent and each of the Funding Parties in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting any Obligor or to which any Obligor is or is to become a party involving an uninsured claim against any Obligor that could reasonably be expected to have a materially adverse effect on any Obligor and stating the nature and status of such litigation or proceedings. DTD will, and will cause each other Obligor to, give notice to the Agent and each of the Funding Parties, in writing, in form and detail satisfactory to the Agent and each of the Funding Parties, within ten (10) days of any judgment in excess of $100,000.00, not covered by insurance, final or otherwise, against any Obligor.

         SECTION 5.4 Existence; Maintenance of Properties. Each Obligor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Virginia corporation. DTD will do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises and those of the other Obligors. Each Obligor (a) will cause all of its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of such Obligor may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will each continue to engage primarily in the businesses now conducted by it and in related businesses.

         SECTION 5.5 Insurance. The Obligors will maintain insurance on all Leased Properties as required by the Lease and will maintain with respect to its other properties, with financially sound and reputable insurers, insurance with respect to such properties and its business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent.

         SECTION 5.6 Taxes. Each Obligor will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies, except where the failure to so pay has not had, and would not have, a Material Adverse Effect; provided, however, that Obligors shall not be required to pay any such tax, assessment, charge or levy if and so long as the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings, appropriate accruals and cash reserves therefor have been established in accordance with Generally Accepted Accounting Principles and no lien with respect thereto has been filed against such Obligor or any of its assets.

         SECTION 5.7 Inspection of Properties and Books. Each Obligor shall permit the Agent or any of the Agent's designated representatives upon twenty-four (24) hours prior notice to DTD (at DTD's expense),to visit and inspect any of the properties of any Obligor to examine the books of account of any Obligor (and to make copies thereof and extracts therefrom)and to discuss the affairs, finances and accounts of any Obligor with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Agent may reasonably request (but in no event in excess of once in any fiscal year if no Potential Event of Default or Event of Default has arisen).

         SECTION 5.8 Compliance with Laws, Contracts, Licenses, and Permits. Each Obligor will comply with (a) all material applicable laws and regulations now or hereafter in effect wherever its business is conducted, including all Environmental Laws, (b) the provisions of its corporate charter and other charter documents and by-laws, (c) all agreements and instruments to which it is a party or by which it or any of its properties may be bound, except where the failure to so comply has not had, and would not have, a Material Adverse Effect, and (d) all applicable decrees, orders, and judgments except for violations which, in the aggregate, do not have a material adverse effect on the business, operations, properties, assets, or financial condition of such Obligor. If at any time while any Obligation is Outstanding or the Funding Parties have any obligation to make Advances hereunder, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that any Obligor may fulfill any of its obligations hereunder, each Obligor will promptly take or cause to be taken all reasonable steps to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Funding Parties with evidence thereof.

         SECTION 5.9 ERISA Compliance. Each of the Obligors shall at all times make prompt payment of all contributions required under all Employee Benefit Plans, Multiemployer Plans and Guaranteed Pension Plans and required to meet the minimum funding standard set forth in ERISA with respect to all such Plans.

         SECTION 5.10 Restrictions on Indebtedness. No Obligor will create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

                  (a) Indebtedness arising under any of the Operative Documents or under the Credit Agreement;

                  (b) current liabilities of any Obligor incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

                  (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 5.6;

                  (d) Indebtedness in respect of judgments or awards not in excess of $2,000,000.00 in the aggregate that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Obligor shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

                  (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

                  (f)  the Intercompany Loans;

                  (g) Indebtedness incurred for the construction of the new distribution and office center for the Obligors, the terms of which Indebtedness are approved by the Agent in its discretion, which approval shall not be unreasonably withheld;

                  (h) Indebtedness existing on the date of this Master Agreement and listed and described on Schedule 5.10 hereto;

                  (i) Indebtedness arising under Capitalized Leases; and

                  (j) other  Indebtedness  in an aggregate  amount not to exceed ten percent (10%) of the Consolidated Total Assets of the Obligor (other than those properly classified as intangible assets under Generally Accepted Accounting Principles) at any one time.

         SECTION 5.11 Restrictions on Liens, Etc. No Obligor will (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or
(e)sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; provided that any Obligor may create or incur or suffer to be created or incurred or to exist:

           (i) liens in favor of any Obligor on all or part of the assets of another Obligor securing Indebtedness owing by such other Obligor;

          (ii) liens on properties to secure taxes, assessments and other government charges or claims for labor, material or supplies in respect of obligations not overdue;

         (iii) deposits or pledges made in connection with, or to secure payment of, worker's compensation, unemployment insurance, old age pensions or other social security obligations;

          (iv) liens on properties in respect of judgments or awards, the Indebtedness with respect to which is permitted by Section 5.10(d);

           (v) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties in existence less than 40 days from the date of creation thereof in respect of obligations not overdue;

          (vi) encumbrances on properties consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which any Obligor is a party, and other minor liens or encumbrances none of which interferes materially with the use of the property affected in the ordinary conduct of the business of any Obligor, which defects do not individually or in the aggregate have a materially adverse effect on the business of any Obligor individually or of DTS and its Subsidiaries on a consolidated basis;

         (vii)   presently outstanding liens listed on Schedule 5.11 hereto; and

        (viii) liens in favor of the Agent and the Lenders under the Operative Documents.

         SECTION 5.12 Restrictions on Investments. No Obligor will make or permit to exist or to remain outstanding any Investment, except Investments which constitute:

                  (a) short term Investments (determined in accordance with Generally Accepted Accounting Principles), including, without limitation, marketable direct or guaranteed obligations of the United States of America; demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks; securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof; and repurchase agreements secured by any of the foregoing;

                  (b) Investments existing  on  the date  hereof  and  listed on
Schedule 5.12 hereto; and

                  (c) Investments otherwise permitted pursuant to the Credit Agreement.

         SECTION 5.13 Merger, Consolidation. Without the prior written consent of the Agent, no Obligor will become a party to any merger or consolidation, or agree to or effect any asset acquisition or disposition or stock acquisition or disposition (other than the acquisition or disposition of assets in the ordinary course of business for fair consideration and consistent with past practices) except (i) the merger or consolidation of one or more of the Subsidiaries of DTS with and into DTS, (ii) the merger or consolidation of two or more Subsidiaries of DTS, or (iii) as long as no Potential Event of Default or Event of Default then exists or would arise therefrom, the merger of any other Person with any Obligor, provided that the Obligor is the surviving entity and provided further that the consideration paid by the Obligors in any such merger consists of any combination of (A) capital stock of DTS and/or (B) other consideration not to exceed ten percent (10%) of the Consolidated Total Assets of the Obligors (other than those properly classified as intangible assets under Generally Accepted Accounting Principles) immediately prior to giving effect to such merger.

         SECTION 5.14 Sale and Leaseback. Without the prior written consent of the Agent (which shall not be unreasonably withheld), no Obligor will enter into any arrangement, directly or indirectly, whereby any Obligor shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that such Obligor intends to use for substantially the same purpose as the property being sold or transferred.

         SECTION 5.15 Compliance With Environmental Laws. No Obligor will do any of the following: (a) use any of the Real Estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances, except in full compliance with Environmental Laws, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances except in full compliance with Environmental Laws, (c) generate or dispose of any Hazardous Substances on any of the Real Estate except in full compliance with Environmental Laws, or
(d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a Release.

         SECTION 5.16 Distributions. Except for (a) Permitted Intercompany Distributions or (b) as otherwise specifically permitted hereunder or (c) as to which the Agent shall hereafter consent in writing, no Obligor will make any Distributions, or (d) as long as no Potential Event of Default or Event of Default then exists or would arise therefrom, (i) repurchases or redemptions of the capital stock of DTS in an aggregate amount not to exceed $50,000,000.00, and (ii) other Distributions which in any fiscal year do not exceed in the aggregate twenty percent (20%) of Consolidated Net Income for the immediately preceding fiscal year.

         SECTION 5.17 Subsidiaries. Without limiting the provisions of Section 5.11, no Obligor shall acquire, form, or otherwise invest in any Subsidiary, without the prior written consent of the Agent, which consent shall not be unreasonably withheld, provided, however, that the Obligors may maintain a Subsidiary established or acquired in connection with an acquisition or merger permitted pursuant to Section 5.13 for a period of twelve months after consummation of such acquisition or merger.

         SECTION 5.18 Fiscal Year. The fiscal year of DTS and its Subsidiaries presently ends on December 31 of each year. The Obligors shall not change their fiscal year end without furnishing prior written notice thereof to, and first obtaining the consent of, the Funding Parties, which consent shall not be unreasonably withheld or delayed.

         SECTION 5.19 Loans and Advances. The Obligors will not make any loans or advances to any Person other than:

                  (a) Loans and advances existing on the date hereof and listed on Schedule 5.19 hereof; and

                  (b) Loans and advances to and among the Obligors for working capital purposes pursuant and subject to the terms of the Intercompany Operative Documents.

         SECTION 5.20 Transactions With Affiliates. Each of the Obligors may enter into transactions with (except for making loans to) Affiliates or shareholders upon terms not less favorable to any such Obligor than would be obtainable at the time in comparable transactions of such Obligor in arms' length dealings with Persons other than Affiliates or shareholders and shall immediately disclose in writing any of said transactions to the Agent and the Funding Parties.

         SECTION 5.21 Amendments to Organizational Documents. The Obligors shall not amend their articles of incorporation or bylaws, and shall not designate, issue, create, or authorize additional classes of stock (common or preferred) without the prior written consent of the Funding Parties.

         SECTION 5.22 Financial Covenants. DTS and its Subsidiaries shall comply with the financial covenants set forth in the Credit Agreement as in effect from time to time, which financial covenants are hereby incorporated by reference, provided that, if the Credit Agreement is terminated or expires, the financial covenants in the Credit Agreement on the date of such termination or expiration shall be incorporated herein and shall continue.

         SECTION 5.23 Solvency. Each of the Obligors shall remain Solvent at all times.

         SECTION 5.24 Use of Proceeds. DTD will not, and will not permit any other Obligor to, use any proceeds of any Advance for any purpose other than the acquisition and Construction of Leased Properties or use any such proceeds in any manner which violates or results in a violation of law.

         SECTION 5.25 Further Assurances. Upon the written request of the Lessor or the Agent, each Lessee, at its own cost and expense, will cause all financing statements (including precautionary financing statements), fixture filings and other similar documents, to be recorded or filed at such places and times in such manner, as may be necessary to preserve, protect and perfect the interest of the Lessor, the Agent and the Lenders in the Leased Properties as contemplated by the Operative Documents.

         SECTION 5.26 Additional Required Appraisals. If, as a result of any change in Applicable Law after the date hereof, an appraisal of all or any of the Leased Properties is required during the Lease Term under Applicable Law with respect to any Funding Party's interest therein, such Funding Party's Funded Amount with respect thereto or the Operative Documents, then the related Lessee shall pay the reasonable cost of such appraisal.

         SECTION 5.27 Lessor's Covenants. The Lessor covenants and agrees that, unless the Agent, DTD and the Lenders shall have otherwise consented in writing:

                  (a) the proceeds of the Loans received from the Lenders will be used by the Lessor solely to acquire the related Leased Property and to pay the Construction Agent or the related Lessee for certain closing, development and transaction costs associated therewith and, if applicable, for the costs of Construction. No portion of the proceeds of the Loans will be used by the Lessor
(i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation or (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock;

                  (b) it shall not engage in any business or activity, or invest in any Person, except for activities similar to its activities conducted on the date hereof, the Transaction and lease transactions similar to the Transaction;

                  (c) it will maintain tangible net worth in an amount no less than the sum of (i) $100,000 plus (ii) 3% of its total assets (calculated assuming no reduction in the value of any leased property from its original cost to the Lessor)and will at all times be solvent (as defined in the Bankruptcy Code);

                  (d) it will deliver to the Agent and DTD, as soon as available and in any event within 90 days after the end of each fiscal year, a balance sheet of the Lessor as of the end of such fiscal year and the related statements of income, partners' capital and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, prepared in accordance with sound accounting principles consistent with the income tax basis reports provided to DTD for the period ended on December 31, 1998, together with copies of its tax returns, all certified by an officer of the General Partner (and if the Lessor ever prepares audited financial statements, it shall deliver copies thereof to the Agent and DTD);

                  (e) it will permit the Agent and DTD and its representatives to examine, and make copies from, the Lessor's books and records, and to visit the offices and properties of the Lessor for the purpose of examining such materials, and to discuss the Lessor's performance hereunder with any of its, or its general partner's, officers and employees, in each case during normal business hours and upon reasonable notice;

                  (f) it shall not consent to or permit the creation of any easement or other restriction against any Leased Property other than as permitted pursuant to Article VI of the Lease;

                  (g) it shall not incur or permit to exist, and will promptly discharge each Lessor Lien and shall indemnify the Lenders and the Lessees for any loss, cost, expense or diminution in value of any Leased Property resulting from, or incurred as a result of, such Lessor Liens;

                  (h) it shall not enter into any other transactions, leases, purchases or other agreements, other than immaterial transactions, purchases, leases and other agreements entered into by the Lessor in the ordinary course of its business, in which the other parties to said transactions, leases, purchases or other agreements will have any recourse against Lessor other than recourse to Lessor's ownership or other interest in the property subject to such transactions, purchases, leases or other agreements, other than liability for required fundings, breach of contract, misrepresentation, gross negligence, willful misconduct, fraud, failure to turn over funds and similar exceptions to limitations on recourse;

                  (i) it shall not guaranty the liabilities of any other Person;

                  (j) it shall pay its debts as such debts become due unless such debts are the subject of a bona fide dispute; and

                  (k) it shall promptly notify DTD and the Agent of any claim against the Lessor that would reasonably be expected to result in a material liability of the Lessor for which it is not indemnified.

                                   ARTICLE VI.
                         TRANSFERS BY LESSOR AND LENDERS

         SECTION 6.1 Lessor Transfers. The Lessor shall not assign, convey or otherwise transfer all or any portion of its right, title or interest in, to or under any Leased Property or any of the Operative Documents without the prior written consent of the Lenders and, unless an Event of Default has occurred and is continuing, DTD. Any proposed transferee of the Lessor shall make the representation set forth in Section 4.3 to the other parties hereto.

         SECTION 6.2 Lender Transfers.

                  (a) Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender.

                  (b) Each Lender may assign all or a portion of its interests, rights and obliga tions under this Master Agreement and the Loan Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) to any Person; provided, however, that (i) the Agent and, except during the continuance of a Potential Event of Default or Event of Default, DTD must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed) unless such assignment is to another Lender or Affiliate of the assigning Lender, (ii) unless such Lender is assigning all of its Commitment, after giving effect to such assignment, the Commitment of both the assignor and the assignee is at least $1,000,000 and (iii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance, and, unless such assignment is to an Affiliate of such Lender, a processing and recordation fee of $2,500. Any such assignment of the Loans shall include both the A Loans and the B Loans of such assigning Lender, on a pro rata basis. No Lessee shall be responsible for such processing and recordation fee or any costs or expenses incurred by any Lender or the Agent in connection with such assignment. From and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, the assignee thereunder shall be a party hereto and to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Master Agreement and the Loan Agreement.

                  (c) Each Lender may, without the consent of DTD or any Lessee, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Master Agreement and the Loan Agreement (including all or a portion of its Commitments in the Loans owing to it), provided, however, that (i) no Lender may sell a participation in its Commitment (after giving effect to any permitted assignment hereunder) in an amount in excess of fifty percent (50%) of such Commitment (provided that (1) sales of participations to an Affiliate of Lender shall not be included in such calculation and (2) no such maximum amount shall be applicable to any participation sold at any time there exists an Event of Default), (ii) such Lender's obligations under this Master Agreement and the Loan Agreement shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) the participating bank or other entity shall not be entitled to any greater benefit than its selling Lender under the cost protection provisions contained in Section 7.5 of this Master Agreement, and (v) DTD, each Lessee, the Agent and the other Lenders shall continue to deal solely and directly with each Lender in connection with such Lender's rights and obligations under this Master Agreement and the other Operative Documents, and such Lender shall retain the sole right to enforce the obligations of Lessor relating to the Loans and to approve any amendment, modification or waiver of any provisions of this Master Agreement and the Loan Agreement (except that such Lender may permit the participant to approve any amendment, modification or waiver which would reduce the principal of or the interest rate on its Loan, extend the term of such Lender's Commitment, reduce the amount of any fees to which such participant is entitled or extend the final scheduled payment date of any Loan). Any Lender selling a participation hereunder shall provide prompt written notice to the Agent of the name of such participant.

                  (d) Any Lender or participant may, in connection with the assignment or par ticipation or proposed assignment or participation, pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating DTD or its Subsidiaries furnished to such Lender by or on behalf of DTD. With respect to any disclosure of confidential, non-public, proprietary information, such proposed assignee or participant shall agree to use the information only for the purpose of making any necessary credit judgments with respect to this facility and not to use the information in any manner prohibited by any law, including without limitation, the securities laws of the United States. The proposed participant or assignee shall agree not to disclose any of such information except as permitted by this Master Agreement. The proposed participant or assignee shall further agree to return all documents or other written material and copies thereof received from any Lender, the Agent or any Lessee relating to such confidential information unless otherwise properly disposed of by such entity.

                  (e) Any Lender may at any time assign all or any portion of its rights under this Master Agreement and the Notes to a Federal Reserve Bank without complying with the requirements of paragraph (a) above; provided that no such assignment shall release such Lender from any of its obligations hereunder.

                  (f) The Lenders hereby acknowledge and agree that the Lessees shall have the right to the quiet enjoyment of the Leased Properties pursuant to the Lease, whether or not a Loan Event of Default that is not an Event of Default has occurred and is continuing, so long as no Event of Default has occurred and is continuing.


                                  ARTICLE VII.
                                 INDEMNIFICATION

         SECTION 7.1 General Indemnification. Each of DTD and each Lessee, jointly and severally, agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and hold harmless each Indemnitee, on an After-Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted, or threatened to be asserted, against such Indemnitee, whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person (provided that no Indemnitee shall have the right to double recovery with respect to any Claim) and whether or not such Claim arises or accrues prior to any Closing Date or after the Lease Termination Date, or results from such Indemnitee's negligence, in any way relating to or arising out of:

                  (a) any of the Operative Documents or any of the transactions contemplated thereby, and any amendment, modification or waiver in respect thereof; or

                  (b) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease,
repossession,   maintenance,   repair,   alteration,   modification,   addition,
substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to the Lease), return or other disposition of all or any part of any interest in any Leased Property or the imposition of any Lien, other than a Lessor Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien, other than a Lessor Lien) thereon, including, without limitation: (i) Claims or penalties arising from any violation or alleged violation of law or in tort (strict liability or otherwise), (ii) latent or other defects, whether or not discoverable, (iii) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to any Leased Property or any part thereof, (iv) the making of any Alterations in violation of any standards imposed by any insurance policies required to be maintained by any Lessee pursuant to the Lease which are in effect at any time with respect to any Leased Property or any part thereof, (v) any Claim for patent, trademark or copyright infringement, (vi) Claims arising from any public improvements with respect to any Leased Property resulting in any charge or special assessments being levied against any Leased Property or any Claim for utility "tap-in" fees, and (vii) Claims for personal injury or real or personal property damage occurring, or allegedly occurring, on any Land, Building or Leased Property;

                  (c) the breach or alleged breach (other than a breach wrongfully alleged by such Indemnitee) by DTD or any Lessee of any representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered by any Operative Document (without giving effect to any exception in any representation based on the absence of a Material Adverse Effect);

                  (d) the retaining or employment of any broker, finder or financial advisor by DTD or any Lessee to act on its behalf in connection with this Master Agreement, or the incurring of any fees or commissions to which the Lessor, the Agent or any Lender might be subjected by virtue of their entering into the transactions contemplated by this Master Agreement (other than fees or commissions due to any broker, finder or financial advisor retained by the Lessor, the Agent or any Lender);

                  (e) the existence of any Lien on or with respect to any Leased Property, the Construction, any Basic Rent or Supplemental Rent, title thereto, or any interest therein, including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of any Leased Property or by reason of labor or materials furnished or claimed to have been furnished to the Construction Agent, any Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by any Lessee or Alterations constructed by any Lessee;

                  (f) the transactions contemplated hereby or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code;

                  (g) any act or omission by DTD or any Lessee under any Purchase Agreement or any other Operative Document, or any breach by DTD or any Lessee of any requirement, condition, restriction or limitation in any Deed, Purchase Agreement, IDB Documentation or Ground Lease; or

                  (h)  any IDB Documentation;

provided, however, no Lessee shall be required to indemnify any Indemnitee under this Section 7.1 for any Claim to the extent that such Claim results from (i) the willful misconduct or gross negligence of such Indemnitee or (ii) actions or events occurring after the Lease has terminated and possession of the Leased Properties has been turned over to a Person other than the Agent, any Funding Party, DTS or any Affiliate thereof; and, provided, further, that with respect to each Construction Land Interest, each Lessee's indemnity obligations with respect to such Leased Property shall be governed by Section 3.3 of the Construction Agency Agreement during the Construction Term therefor. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of, and shall be separate and independent from any other remedy under this Master Agreement, the Lease or any other Operative Document.

         SECTION 7.2 Environmental Indemnity. In addition to and without limitation of Section 7.1 or Section 3.3 of the Construction Agency Agreement, each of DTD and each Lessee, jointly and severally, agrees to indemnify, hold harmless and defend each Indemnitee, on an After-Tax Basis, from and against any and all claims (including without limitation third party claims for personal injury or real or personal property damage), losses (including but not limited to any loss of value of any Leased Property), damages, liabilities, fines, penalties, charges, suits, settlements, demands, administrative and judicial proceedings (including informal proceedings and investigations) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable costs and expenses actually incurred in connection therewith (including, but not limited to, reasonable attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, arising directly or indirectly, in whole or in part, out of

                  (i) the presence on or under any Land of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under, from or onto any Land,

                  (ii) any activity, including, without limitation, construction, carried on or undertaken on or off any Land, and whether by a Lessee or any predecessor in title or any employees, agents, contractors or subcontractors of a Lessee or any predecessor in title, or any other Person, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under any Land,

                  (iii) loss of or damage to any property or the environment (including, without limitation, clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws, in each case to the extent related to any Leased Property,

                  (iv) any claim concerning any Leased Property's lack of compliance with Environmental Laws, or any act or omission causing an environmental condition on or with respect to any Leased Property that requires remediation or would allow any governmental agency to record a lien or encumbrance on the land records, or

                  (v) any residual contamination on or under any Land, or affecting any natural resources on any Land, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials on or from any Leased Property; in each case irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances;

in any case with respect to the matters described in the foregoing clauses (i) through (v) that arise or occur

                  (w) prior to or during the Lease Term,

                  (x) at any time during which a Lessee or any Affiliate thereof owns any interest in or otherwise occupies or possesses any Leased Property or any portion thereof, or

                  (y) during any period after and during the continuance of any Event of Default until such time as possession of the Leased Properties has been turned over to a Person other than the Agent, any Funding Party, DTS or any Affiliate thereof;

provided, however, no Lessee shall be required to indemnify any Indemnitee under this Section 7.2 for any Claim to the extent that such Claim results from the willful misconduct or gross negligence of such Indemnitee. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of, and shall be separate and independent from any other remedy under this Master Agreement, the Lease or any other Operative Document.

         SECTION 7.3 Proceedings in Respect of Claims. With respect to any amount that a Lessee is requested by an Indemnitee to pay by reason of Section
7.1 or 7.2, such Indemnitee shall, if so requested by such Lessee and prior to any payment, submit such additional information to such Lessee as such Lessee may reasonably request and which is in the possession of, or under the control of, such Indemnitee to substantiate properly the requested payment. In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee promptly shall notify DTD of the commencement thereof (provided that the failure of such Indemnitee to promptly notify DTD shall not affect DTD's or any Lessee's obligation to indemnify hereunder except to the extent that a Lessee's rights to contest or defenses otherwise available to such Lessee are materially prejudiced by such failure), and such Lessee shall be entitled, at its expense, to participate in, and, to the extent that such Lessee desires to, assume and control the defense thereof with counsel reasonably satisfactory to such Indemnitee; provided, however, that such Indemnitee may pursue a motion to dismiss such Indemnitee from such action, suit or proceeding with counsel of such Indemnitee's choice at the Lessees' expense; and provided further that a Lessee may assume and control the defense of such proceeding only if DTD shall have acknowledged in writing its and each Lessee's obligations to fully indemnify such Indemnitee in respect of such action, suit or proceeding, Lessees shall pay all reasonable costs and expenses related to such action, suit or proceeding as and when incurred and the related Lessee shall keep such Indemnitee fully apprised of the status of such action suit or proceeding and shall provide such Indemnitee with all information with respect to such action suit or proceeding as such Indemnitee shall reasonably request; and, provided further, that no Lessee shall be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any possibility of imposition of criminal liability or any material risk of civil liability on such Indemnitee in excess of $5,000,000 or (y) such action, suit or proceeding will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on any Leased Property or any part thereof unless the related Lessee or DTD shall have posted a bond or other security satisfactory to the relevant Indemnitees in respect to such risk or (z) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by the Lessees which the related Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), or
(C) an Event of Default has occurred and is continuing. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by a Lessee in accordance with the foregoing.

         If a Lessee fails to fulfill the conditions to such Lessee's assuming the defense of any claim after receiving notice thereof on or prior to the date that is fifteen (15) days prior to the date that an answer or response is required, the Indemnitee may undertake such defense, at the Lessees' expense. No Lessee shall enter into any settlement or other compromise with respect to any Claim in excess of $1,000,000 which is entitled to be indemnified under Section 7.1 or 7.2 without the prior written consent of the related Indemnitee, which consent shall not be unreasonably withheld. Unless an Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any claim which is entitled to be indemnified under Section 7.1 or 7.2 without the prior written consent of DTD, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under
Section 7.1 or 7.2 with respect to such Claim.

         Upon  payment in full of any Claim by the  Lessees  pursuant to Section
7.1 or 7.2 to or on behalf of an Indemnitee, the Lessees, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be reasonably necessary to preserve any such claims and otherwise cooperate with the Lessees and give such further assurances as are reasonably necessary or advisable to enable the Lessees vigorously to pursue such claims.

         Any amount payable to an Indemnitee pursuant to Section 7.1 or 7.2 shall be paid to such Indemnitee promptly upon, but in no event later than thirty (30) days after, receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

         If for any reason the  indemnification  provided  for in Section 7.1 or
7.2 is unavailable to an Indemnitee or is insufficient to hold an Indemnitee harmless, then each of DTD and each Lessee agrees to contribute to the amount paid or payable by such Indemnitee as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnitee on the one hand and by DTD and the Lessees on the other hand but also the relative fault of such Indemnitee as well as any other relevant equitable considerations. It is expressly understood and agreed that the right to contribution provided for herein shall survive the expiration or termination of and shall be separate and independent from any other remedy under this Master Agreement, the Lease or any other Operative Document.

         SECTION 7.4 General Tax Indemnity. (a) Tax Indemnity. Except as otherwise provided in this Section 7.4, each of DTD and each Lessee, jointly and severally, shall pay on an After-Tax Basis, and on written demand shall indemnify and hold each Tax Indemnitee harmless from and against, any and all fees (including, without limitation, documentation, recording, license and registration fees), taxes (including, without limitation, income, gross receipts, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions thereto (any of the foregoing being referred to herein as "Taxes" and individually as a "Tax" (for the purposes of this Section 7.4, the definition of "Taxes" includes amounts imposed on, incurred by, or asserted against each Tax Indemnitee as the result of any prohibited transaction, within the meaning of Section 406 or 407 of ERISA or
Section 4975(c) of the Code, arising out of the transactions contemplated hereby or by any other Operative Document)) imposed on or with respect to any Tax Indemnitee, any Lessee, DTD, any Leased Property or any portion thereof or any Land, or any sublessee or user thereof, by the United States or by any state or local government or other taxing authority in the United States in connection with or in any way relating to (i) the acquisition, financing, mortgaging, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, maintenance, repair, storage, transfer of title, redelivery, use, operation, condition, sale, return or other application or disposition of all or any part of any Leased Property or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon,
(ii) Basic Rent or Supplemental Rent or the receipts or earnings arising from or received with respect to any Leased Property or any part thereof, or any interest therein or any applications or dispositions thereof, (iii) any other amount paid or payable pursuant to the Notes or any other Operative Documents,
(iv) any Leased Property, any Land or any part thereof or any interest therein (including, without limitation, all assessments payable in respect thereof, including, without limitation, all assessments noted on the related Title Policy), (v) all or any of the Operative Documents, any other documents contemplated thereby, any amendments and supplements thereto, and (vi) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents.

                  (b) Exclusions from General Tax Indemnity. Section 7.4(a) shall not apply to:

                           (i) Taxes on, based on, or measured by or with respect to net income of the Lessor, the Agent and the Lenders (including, without limitation, minimum Taxes, capital gains Taxes, Taxes on or measured by items of tax preference or alternative minimum Taxes) other than (A) any such Taxes that are, or are in the nature of, sales, use, license, rental or property Taxes, and (B) withholding Taxes imposed by the United States or any state in which Leased Property is located
                  (i) on payments with respect to the Notes, to the extent imposed by reason of a change in Applicable Law occurring after the Initial Closing Date or (ii) on Rent, to the extent the net payment of Rent after deduction of such withholding Taxes would be less than amounts currently payable with respect to the Funded Amounts;

                           (ii) Taxes on doing business and business  privilege,
                  franchise, capital, capital stock, net worth, gross receipts or similar Taxes, other than (A) any increase in such Taxes imposed on such Tax Indemnitee by any state in which Leased Property is located, net of any decrease in such taxes realized by such Tax Indemnitee, to the extent that such tax increase would not have occurred if on each Funding Date the Lessor and the Lenders had advanced funds to a Lessee or the Construction Agent in the form of loans secured by the Leased Property in an amount equal to the Funded Amounts funded on such Funding Date, with debt service for such loans equal to the Basic Rent payable on each Payment Date and a principal balance at the maturity of such loans in a total amount equal to the Funded Amounts at the end of the Lease Term, or (B) any Taxes that are or are in the nature of sales, use, rental, license or property Taxes relating to any Leased Property;

                           (iii) Taxes that are based on, or measured by, the fees or other compensation received by a Person acting as Agent (in its individual capacities) or any Affiliate of any thereof for acting as trustee under the Loan Agreement;

                           (iv) Taxes that result from any act, event or omission, or are attributable to any period of time, that occurs after the earlier of (A) the expiration of the Lease Term with respect to any Leased Property and, if such Leased
                  Property is required to be returned to the Lessor in accordance with the Lease, such return and (B) the discharge in full of the Lessees' obligations to pay the Lease Balance, or any amount determined by reference thereto, with respect to any Leased Property and all other amounts due under the Lease, unless such Taxes relate to acts, events or matters occurring prior to the earlier of such times or are imposed on or with respect to any payments due under the Operative Documents after such expiration or discharge;

                           (v) Taxes  imposed on a Tax  Indemnitee  that  result
                  from any voluntary sale, assignment, transfer or other disposition or bankruptcy by such Tax Indemnitee or any related Tax Indemnitee of any interest in any Leased Property or any part thereof, or any interest therein or any interest or obligation arising under the Operative Documents, or from any sale, assignment, transfer or other disposition of any interest in such Tax Indemnitee or any related Tax Indemnitee, it being understood that each of the following shall not be considered a voluntary sale: (A) any substitution, replacement or removal of any of the Leased Property by any Lessee, (B) any sale or transfer resulting from the exercise by any Lessee of any termination option, any purchase option or sale option,
                  (C) any sale or transfer while an Event of Default shall have occurred and be continuing under the Lease, and (D) any sale or transfer resulting from the Lessor's exercise of remedies under the Lease;

                           (vi) any Tax which is being  contested in  accordance
                  with the provisions of Section 7.4(c), during the pendency of such contest;

                           (vii) any Tax that is imposed on a Tax  Indemnitee as
                  a result of such Tax Indemnitee's gross negligence or willful misconduct (other than gross negligence or willful misconduct imputed to such Tax Indemnitee solely by reason of its interest in any Leased Property);

                           (viii) to the extent any interest, penalties or additions to tax result in whole or in part from the failure of a Tax Indemnitee to file a return or pay a Tax that it is required to file or pay in a proper and timely manner, unless such failure (A) results from the transactions contemplated by the Operative Documents in circumstances where Lessee did not give timely notice to such Tax Indemnitee of such filing or payment requirement that would have permitted a proper and timely filing of such return or payment of such Tax, as the case may be, or (B) results from the failure of Lessee to supply information necessary for the proper and timely filing of such return or payment of such Tax, as the case may be, that was not in the possession of such Tax Indemnitee; and

                           (ix) as to  Lessor,  any Tax  that  results  from the
                  breach by the Lessor of its representation and warranty made in Section 4.3(g) or as to any Lender the breach of such Lender of its representation and warranty made in Section 4.4(b).

                  (c) Contests. If any claim shall be made against any Tax Indemnitee or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Taxes as to which the Lessees may have an indemnity obligation pursuant to Section 7.4, or if any Tax Indemnitee shall determine that any Taxes as to which the Lessees may have an indemnity obligation pursuant to Section 7.4 may be payable, such Tax Indemnitee shall promptly notify DTD. DTD shall be entitled, at its expense, to participate in, and, to the extent that DTD desires to, assume and control the defense thereof; provided, however, that DTD shall have acknowledged in writing its and each Lessee's obligation to fully indemnify such Tax Indemnitee in respect of such action, suit or proceeding if the contest is unsuccessful; and, provided further, that DTD shall not be entitled to assume and control the defense of any such action, suit or proceeding (but the Tax Indemnitee shall then contest, at the sole cost and expense of DTD and the Lessees, on behalf of DTD with representatives reasonably satisfactory to DTD or a Lessee) if and to the extent that, (A) in the reasonable opinion of such Tax Indemnitee, such action, suit or proceeding (x) involves any meaningful risk of imposition of criminal liability or any material risk of material civil liability on such Tax Indemnitee or (y) will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on any Leased Property or any part thereof unless DTD or a Lessee shall have posted a bond or other security satisfactory to the relevant Tax Indemnitees in respect to such risk, (B) such proceeding involves Claims not fully indemnified by the Lessees which DTD and the Tax Indemnitee have been unable to sever from the indemnified claim(s), (C) an Event of Default has occurred and is continuing, (D) such action, suit or proceeding involves matters which extend beyond or are unrelated to the Transaction and if determined adversely could be materially detrimental to the interests of such Tax Indemnitee notwithstanding indemnification by the Lessees or (E) such action, suit or proceeding involves the federal or any state income tax liability of the Tax Indemnitee. With respect to any contests controlled by a Tax Indemnitee, (i) if such contest relates to the federal or any state income tax liability of such Tax Indemnitee, such Tax Indemnitee shall be required to conduct such contest only if DTD shall have provided to such Tax Indemnitee an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to DTD stating that a reasonable basis exists to contest such claim or (ii) in the case of an appeal of an adverse determination of any contest relating to any Taxes, an opinion of such counsel to the effect that such appeal is more likely than not to be successful, provided, however, such Tax Indemnitee shall in no event be required to appeal an adverse determination to the United States Supreme Court. The Tax Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by DTD in accordance with the foregoing.

         Each Tax Indemnitee shall, at DTD's and the Lessees' expense, supply DTD with such information and documents in such Tax Indemnitee's possession as are reasonably requested by DTD and are necessary or advisable for DTD to participate in any action, suit or proceeding to the extent permitted by this
Section 7.4. Unless an Event of Default shall have occurred and be continuing, no Tax Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under this Section 7.4 without the prior written consent of DTD, which consent shall not be unreasonably withheld, unless such Tax Indemnitee waives its right to be indemnified under this Section 7.4 with respect to such Claim.

         Notwithstanding anything contained herein to the contrary, (a) a Tax Indemnitee will not be required to contest (and DTD shall not be permitted to contest except on its own behalf if it is subject thereto) a claim with respect to the imposition of any Tax if such Tax Indemnitee shall waive its right to indemnification under this Section 7.4 with respect to such claim (and any related claim with respect to other taxable years the contest of which is precluded as a result of such waiver) and (b) no Tax Indemnitee shall be required to contest any claim if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely, unless there has been a change in law which in the opinion of Tax Indemnitee's counsel creates substantial authority for the success of such contest. Each Tax Indemnitee and DTD shall consult in good faith with each other regarding the conduct of such contest controlled by either.

                  (d) Reimbursement for Tax Savings. If (x) a Tax Indemnitee shall obtain a credit or refund of any Taxes paid by DTD or any Lessee pursuant to this Section 7.4 or (y) by reason of the incurrence or imposition of any Tax for which a Tax Indemnitee is indemnified hereunder or any payment made to or for the account of such Tax Indemnitee by DTD or any Lessee pursuant to this
Section 7.4, such Tax Indemnitee at any time realizes a reduction in any Taxes for which the Lessees are not required to indemnify such Tax Indemnitee pursuant to this Section 7.4, which reduction in Taxes was not taken into account in computing such payment by DTD or any Lessee to or for the account of such Tax Indemnitee, then such Tax Indemnitee shall promptly pay to DTD (xx) the amount of such credit or refund, together with the amount of any interest received by such Tax Indemnitee on account of such credit or refund or (yy) an amount equal to such reduction in Taxes, as the case may be; provided that no such payment shall be made so long as an Event of Default shall have occurred and be continuing (but shall be paid promptly after all Events of Default have been cured) and, provided, further, that the amount payable to DTD by any Tax Indemnitee pursuant to this Section 7.4(d) shall not at any time exceed the aggregate amount of all indemnity payments made by DTD and the Lessees under this Section 7.4 to such Tax Indemnitee with respect to the Taxes which gave rise to the credit or refund or with respect to the Tax which gave rise to the reduction in Taxes less the amount of all prior payments made to DTD by such Tax Indemnitee under this Section 7.4(d). Each Tax Indemnitee agrees to act in good faith to claim such refunds and other available Tax benefits, and take such other actions as may be reasonable to minimize any payment due from DTD or the Lessees pursuant to this Section 7.4. The disallowance or reduction of any credit, refund or other tax savings with respect to which a Tax Indemnitee has made a payment to DTD and the Lessees under this Section 7.4(d) shall be treated as a Tax for which DTD and the Lessees are obligated to indemnify such Tax Indemnitee hereunder without regard to Section 7.4(b) hereof.

                  (e) Payments. Any Tax indemnifiable under this Section 7.4 shall be paid by DTD or a Lessee directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to a Tax Indemnitee pursuant to Section 7.4 shall be paid within thirty (30) days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not before the date that the relevant Taxes are due. Any payments made pursuant to Section 7.4 shall be made to the Tax Indemnitee entitled thereto or DTD, as the case may be, in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in this Master Agreement. Upon the request of any Tax Indemnitee with respect to a Tax that DTD and the Lessees are required to pay, DTD shall furnish to such Tax Indemnitee the original or a certified copy of a receipt for DTD's or a Lessee's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Tax Indemnitee.

                  (f) Reports. If DTD or any Lessee knows of any report,  return or statement required to be filed with respect to any Taxes that are subject to indemnification under this Section 7.4, such Lessee shall, if such Lessee is permitted by Applicable Law, timely file such report, return or statement (and, to the extent permitted by law, show ownership of the applicable Leased Property in such Lessee); provided, however, that if such Lessee is not permitted by Applicable Law or does not have access to the information required to file any such report, return or statement, such Lessee will promptly so notify the appropriate Tax Indemnitee, in which case Tax Indemnitee will file such report. In any case in which the Tax Indemnitee will file any such report, return or statement, the related Lessee shall, upon written request of such Tax
Indemnitee, prepare such report, return or statement for filing by such Tax Indemnitee or, if such Tax Indemnitee so requests, provide such Tax Indemnitee with such information as is reasonably available to such Lessee.

                  (g) Verification. At DTD's request, the amount of any indemnity payment by a Lessee or any payment by a Tax Indemnitee to DTD pursuant to this Section 7.4 shall be verified and certified by an independent public accounting firm selected by DTD and reasonably acceptable to the Tax Indemnitee. Unless such verification shall disclose an error in DTD's favor of 5% or more of the related indemnity payment, the costs of such verification shall be borne by DTD. In no event shall DTD or any Lessee have the right to review the Tax Indemnitee's tax returns or receive any other confidential information from the Tax Indemnitee in connection with such verification. The Tax Indemnitee agrees to cooperate with the independent public accounting firm performing the verification and to supply such firm with all information reasonably necessary to permit it to accomplish such verification, provided that the information provided to such firm by such Tax Indemnitee shall be for its confidential use. The parties agree that the sole responsibility of the independent public accounting firm shall be to verify the amount of a payment pursuant to this Master Agreement and that matters of interpretation of this Master Agreement are not within the scope of the independent accounting firm's responsibilities.

         SECTION 7.5 Increased Costs, etc.

                  (a) Illegality. Notwithstanding any other provision herein, if any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Funding Party to make or maintain LIBOR Advances as contemplated by this Master Agreement, (a) the commitment of such Funding Party hereunder to continue LIBOR Advance as such and convert Funded Amounts to LIBOR Advance shall forthwith be cancelled and (b) such Funding Party's Funded Amounts then outstanding as LIBOR Advance, if any, shall be converted automatically to Base Rate Advances on the respective last days of the then current Rent Periods with respect to such Funded Amounts or within such earlier period as required by law. If any such conversion of a LIBOR Advance occurs on a day which is not the last day of the then current Rent Period with respect thereto, each of DTD and each Lessee, jointly and severally, shall pay to such Funding Party such amounts, if any, as may be required pursuant to
Section 7.5(f).

                  (b)  Requirements  of  Law.  In the  event  that  Eurocurrency
Reserve Requirements or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Funding Party with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                           (i) shall subject any Funding Party to any tax of any
                  kind whatsoever with respect to this Master Agreement, any Note or any LIBOR Advance made by it, or change the basis of taxation of payments to such Funding Party in respect thereof (except for taxes covered by Section 7.5(d) and changes in franchise taxes or the rate of tax on the overall net income of such Funding Party);

                           (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Funding Party which is not otherwise included in the determination of the LIBOR Rate; or

                           (iii) shall  impose on such  Funding  Party any other
                  condition; and the result of any of the foregoing is to increase the cost to such Funding Party, by an amount which such Funding Party deems to be material, of making, converting into, continuing or maintaining LIBOR Advances or to reduce any amount receivable hereunder in respect thereof then, in any such case, each of DTD and each Lessee, jointly and severally, shall promptly pay such Funding Party, upon its demand, any additional amounts necessary to compensate such Funding Party for such increased cost or reduced amount receivable. If any Funding Party becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the DTD, through the Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such

                  Funding Party, through the Agent, to the DTD in good faith and setting forth in reasonable detail the calculation of such amounts shall be conclusive in the absence of manifest error. The provisions of this paragraph (b) shall survive the termination of this Master Agreement and the Lease and the payment of the Notes and all other amounts payable under the Operative Documents.

                  (c) Capital Adequacy. In the event that any Funding Party or corporation controlling such Funding Party shall have determined that any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Funding Party or such corporation with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Funding Party's capital as a consequence of its obligations hereunder to a level below that which such Funding Party could have achieved but for such change or compliance (taking into consideration such Funding Party's policies with respect to capital adequacy) by an amount deemed by such Funding Party to be material, then from time to time, after submission by such Funding Party in good faith to DTD (with a copy to the Agent) of a written request therefor setting forth in reasonable detail the calculation of such amount (which request shall be conclusive in the absence of manifest error), each of DTD and each Lessee, jointly and severally, shall pay to such Funding Party such additional amount or amounts as will compensate such Funding Party for such reduction. The provisions of this paragraph (c) shall survive the termination of this Master Agreement and the Lease and the payment of the Notes and all other amounts payable under the Operative Documents.

                  (d) Taxes. Subject to Section 7.5(e), all payments made by a Lessee under the Lease and the other Operative Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Agent and each Funding Party, net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Agent or such Funding Party, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Agent or such Funding Party (excluding a connection arising solely from the Agent or such Funding Party having executed, delivered or performed its obligations or received a payment under, or enforced, this Master Agreement or any other Operative Document) or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Withholding Taxes"). If any Withholding Taxes are required to be withheld from any amounts payable to the Agent or any Funding Party hereunder or under any other Operative Document, the amounts so payable to the Agent or such Funding Party (so long as such Funding Party is in compliance with Section 7.5(e), as appropriate) shall be increased to the extent necessary to yield to the Agent or such Funding Party (after payment of all Withholding Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in the Operative Documents. Whenever any Withholding Taxes are payable by a

Lessee, as promptly as possible thereafter such Lessee shall send to the Agent for its own account or for the account of such Funding Party, as the case may be, a certified copy of an original official receipt received by such Lessee showing payment thereof. If a Lessee fails to pay any Withholding Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, each of DTD and each Lessee, jointly and severally, shall indemnify the Agent and the Funding Parties for any incremental taxes, interest or penalties that may become payable by the Agent or any Funding Party as a result of any such failure. The agreements in this subsection shall survive the termination of this Master Agreement and the Lease and the payment of the Notes and all other amounts payable under the Operative Documents.

                  (e) Tax Forms. Each Funding Party to this Master Agreement on the Initial Closing Date that is not incorporated under the laws of the United States of America or a state thereof agrees that, on or prior to the Initial Closing Date, it will deliver to DTD and the Agent two duly completed copies of
(i) United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form. Each such Funding Party also agrees to deliver to DTD and the Agent two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to DTD, and such extensions or renewals thereof as may reasonably be requested by DTD or the Agent, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Funding Party from duly completing and delivering any such form with respect to it and such Funding Party so advises DTD and the Agent. Such Funding Party shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under the Operative Documents without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax.

                  (f) Breakage Costs. Each of DTD and each Lessee, jointly and severally, agrees to indemnify each Funding Party and to hold each Funding Party harmless from any loss or expense which such Funding Party may sustain or incur as a consequence of (a) default by a Lessee in payment when due of the principal amount of or interest on any LIBOR Advance, (b) default by a Lessee in making a borrowing or conversion after such Lessee or the Construction Agent has given (or is deemed to have given) a notice in accordance with this Master Agreement,
(c) default by the Construction Agent or a Lessee in making a borrowing of, conversion into or continuation of LIBOR Advances after a Lessee or the Construction Agent has given a notice requesting the same in accordance with the provisions of this Master Agreement, (d) default by a Lessee in making any prepayment of LIBOR Advances after such Lessee has given a notice thereof in accordance with the provisions of the Operative Documents or (e) the making of a prepayment, payment or conversion, of LIBOR Advances on a day which is not the last day of a Rent Period with respect thereto, including, without limitation, in each case, any such loss (other than non-receipt of the Applicable Margin or, without duplication, anticipated profits) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained (it being understood that any such calculation will be made on notional amounts as the Funding Parties are not required to show that they matched deposits specifically). A certificate as to any additional amounts payable pursuant to this subsection submitted by such Funding Party, through the Agent, to DTD in good faith shall be conclusive in the absence of manifest error. The provisions of this paragraph (f) shall survive the termination of this Master Agreement and the Lease and the payment of the Notes and all other amounts payable under the Operative Documents.

                  (g) Action of Affected Funding Parties. Each Funding Party agrees to use reasonable efforts (including reasonable efforts to change the booking office for its Loans) to avoid or minimize any illegality pursuant to
Section  7.5(a) or any amounts  which  might  otherwise  be payable  pursuant to
Section 7.5(c) or (d); provided, however, that such efforts shall not cause the imposition on such Funding Party of any additional costs or legal or regulatory burdens deemed by such Funding Party to be material and shall not be deemed by such Funding Party to be otherwise contrary to its policies. In the event that such reasonable efforts are insufficient to avoid all such illegality or all amounts that might be payable pursuant to Section 7.5(c) or (d), then such Funding Party (the "Affected Funding Party") shall use its reasonable efforts to transfer to any other Funding Party (which itself is not then an Affected Funding Party) its Loans and Commitment, subject to the provisions of Section 6.2; provided, however, that such transfer shall not be deemed by such Affected Funding Party, in its sole discretion, to be disadvantageous to it or contrary to its policies. In the event that the Affected Funding Party is unable, or otherwise is unwilling, so to transfer its Loans and Commitment, DTD may designate an alternate lender (reasonably acceptable to the Agent) to purchase the Affected Funding Party's Loans and Commitment, at par and including accrued interest, and, subject to the provisions of Section 6.2, the Affected Funding Party shall transfer its Commitment to such alternate lender and such alternate lender shall become a Funding Party hereunder. Any fee payable to the Agent pursuant to Section 6.2 in connection with such transfer shall be for the account of DTD and the Lessees.

         SECTION 7.6 End of Term Indemnity. In the event that at the end of the Lease Term for the Leased Properties: (i) the related Lessee elects the option set forth in Section 14.6 of the Lease, and (ii) after the Lessor receives the sales proceeds from the Leased Properties under Section 14.6 or 14.7 of the Lease, together with Lessees' payment of the Recourse Deficiency Amount, the Lessor shall not have received the entire Lease Balance, then, within 90 days after the end of the Lease Term, the Lessor or the Agent may obtain, at Lessees' sole cost and expense, a report from the Appraiser (or, if the Appraiser is not available, another appraiser reasonably satisfactory to the Lessor or the Agent, as the case may be, and approved by DTD, such approval not to be unreasonably withheld) in form and substance reasonably satisfactory to the Lessor and the Agent (the "Report") to establish the reason for any decline in value of the Leased Properties from the Lease Balance. The Lessees, jointly and severally, shall promptly reimburse the Lessor for the amount equal to such decline in value to the extent that the Report indicates that such decline was due to

                  (v) during the time while any property was a Leased Property, extraordinary use, failure to maintain, to repair, to restore, to rebuild or to replace, failure to comply with all Applicable Laws, failure to use good workmanship with respect to work performed after
         the  Closing   Date  related  to  such  Leased   Property,   method  of
         installation   or  removal  or  maintenance,   repair,   rebuilding  or
         replacement, or any other cause or condition within the power of a Lessee to control or effect resulting in the Building failing to be of the type and quality contemplated by the Appraisal (excepting in each case ordinary wear and tear), or

                  (w) any Alteration made to, or any rebuilding of, any Leased Property or any part thereof by any Lessee, or

                  (x) any restoration or rebuilding carried out by any Lessee or any condemnation of any portion of any Leased Property pursuant to
         Article X of the Lease, or

                  (y) any use of any Leased Property or any part thereof by any Lessee other than as permitted by the Lease, or any act or omission constituting a breach of any requirement, condition, restriction or limitation set forth in the related Deed or the related Purchase Agreement, or

                  (z) the existence or compliance with any IDB Documentation.

                                  ARTICLE VIII.
                                  MISCELLANEOUS

         SECTION 8.1 Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Master Agreement and any of the Operative Documents, the transfer of any Land to the Lessor as provided herein (and shall not be merged into any Deed), any disposition of any interest of the Lessor in any Leased Property, the purchase and sale of the Notes, payment therefor and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party hereto or to any of the other Operative Documents and the fact that any such party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents.

         SECTION 8.2 Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be addressed to such parties at the addresses therefor as set forth in Schedule 8.2, or such other address as any such party shall specify to the other parties hereto, and shall be deemed to have been given (i) the Business Day after being sent, if sent by overnight courier service; (ii) the Business Day received, if sent by messenger; (iii) the day sent, if sent by facsimile and confirmed electronically or otherwise during business hours of a Business Day (or on the next Business

Day if otherwise sent by facsimile and confirmed electronically or otherwise); or (iv) three Business Days after being sent, if sent by registered or certified mail, postage prepaid.

         SECTION 8.3 Counterparts. This Master Agreement may be executed by the parties hereto in separate counterparts (including by facsimile), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 8.4 Amendments. No Operative Document nor any of the terms thereof may be terminated, amended, supplemented, waived or modified with respect to DTD, any Lessee or any Funding Party, except (a) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Lessees, with the written agreement or consent of DTD, and (b) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Funding Parties, with the written agreement or consent of the Required Funding Parties; provided, however, that

                  (x) notwithstanding  the foregoing  provisions of this Section
8.4 or clause (y) below, the consent of each Funding Party affected thereby shall be required for any amendment, modification or waiver directly:

                           (i) modifying  any of the  provisions of this Section
                  8.4, changing the definition of "Required Funding Parties" or "Required Lenders", or increasing the Commitment of such Funding Party;

                           (ii) amending,  modifying,  waiving or  supplementing
                  any of the provisions of Section 3 of the Loan Agreement or the representations of such Funding Party in Section 4.2 or
                  4.3 or the covenants of such Funding Party in Section 6 of this Master Agreement;

                           (iii) reducing any amount payable to such Funding Party under the Operative Documents or extending the time for payment of any such amount, including, without limitation, any Rent, any Funded Amount, any fees, any indemnity, any Leased Property Balance, the Lease Balance, any Funding Party Balance, the Recourse Deficiency Amount, interest or Yield; or

                           (iv) consenting to any assignment of the Lease or the
                  extension of the Lease Term, releasing any of the collateral assigned to the Agent and the Lenders pursuant to any Mortgage and any Assignment of Lease and Rents (but excluding a release of any rights that the Lenders may have in any Leased Property, or the proceeds thereof as contemplated in the definition of "Release Date"), releasing any Lessee from its obligations in respect of the payments of Rent and the Lease Balance, releasing DTD from its obligations under the Operative Documents or changing the absolute and unconditional character of any such obligation; and

                  (y) no such termination, amendment, supplement, waiver or modification shall, without the written agreement or consent of the Lessor, the Agent and the Required Lenders, be made to the Lease or any Security Agreement and Assignment; and

                  (z) subject to the foregoing clauses (x) and (y), so long as no Event of Default has occurred and is continuing, the Lessor, the Agent and the Lenders may not amend, supplement, waive or modify any terms of the Loan Agreement, the Notes, the Mortgages and the Assignments of Lease and Rents without the consent of DTD (such consent not to be unreasonably withheld or delayed); provided that in no event may any Operative Document be amended so as to increase the obligations of DTD or any Lessee, or deprive DTD or any Lessee of any rights thereunder, without the written consent of DTD.

         SECTION 8.5 Headings, etc. The Table of Contents and headings of the various Articles and Sections of this Master Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         SECTION 8.6 Parties in Interest. Except as expressly provided herein, none of the provisions of this Master Agreement is intended for the benefit of any Person except the parties hereto and their respective successors and permitted assigns.

         SECTION 8.7 GOVERNING LAW. THIS MASTER AGREEMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION  8.8  Expenses.   Whether  or  not  the   transactions   herein
contemplated are consummated, each of DTD and the Lessees, jointly and severally, agrees to pay, as Supplemental Rent, all actual, reasonable and documented out-of-pocket costs and expenses of the Lessor, the Agent and the Lenders in connection with the preparation, execution and delivery of the Operative Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of Mayer, Brown & Platt, but not including any fees and disbursements for any other outside counsel representing any Lender) and of the Lessor, the Agent and the Lenders in connection with endeavoring to enforce the Operative Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees actually incurred and disbursements of counsel for the Lessor, the Agent and the Lenders), unless such enforcement action is finally denied by a court on the merits. All references in the Operative Documents to "attorneys' fees" or "reasonable attorneys fees" shall mean reasonable attorneys' fees actually incurred, without regard to any statutory definition thereof.

         SECTION 8.9 Severability. Any provision of this Master Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 8.10 Liabilities of the Funding  Parties:  Sharing of Payments.

                  (a) No Funding Party shall have any obligation to any other Funding Party or to the Guarantor or any Lessee with respect to the transactions contemplated by the Operative Documents except those obligations of such Funding Party expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Funding Party shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth. No Lender shall have any obligation or duty to DTD or any Lessee, any other Funding Parties or any other Person with respect to the transactions contemplated hereby except to the extent of the obligations and duties expressly set forth in this Master Agreement or the Loan Agreement.

                  (b) If any Funding Party shall obtain any payment (whether voluntary or involuntary, or through the exercise of any right of set-off or otherwise) on account of the Advances made by it in excess of its ratable share of payments on account of the Advances obtained by all the Funding Parties, such Funding Parties shall forthwith purchase from the other Funding Parties such participations in the Advances owed to them as shall be necessary to cause such purchasing Funding Party to share the excess payment ratably with each of them, provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Funding Party, such purchase from each Funding Party shall be rescinded and such Funding Party shall repay to the purchasing Funding Party the purchase price to the extent of such Funding Party's ratable share (according to the proportion of (i) the amount of the participation purchased from such Funding Party as a result of such excess payment to (ii) the total amount of such excess payment) of such recovery together with an amount equal to such Funding Party's ratable share (according to the proportion of (i) the amount of such Funding Party's required repayment to (ii) the total amount so recovered from the purchasing Funding Party) of any interest or other amount paid or payable by the purchasing Funding Party in respect of the total amount so recovered. Each Funding Party agrees that any Funding Party so purchasing a participation from another Funding Party pursuant to this Section 8.10 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Funding Party were the direct creditor of such Funding Party in the amount of such participation.

         SECTION 8.11 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Master Agreement or any other Operative Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Georgia sitting in Fulton County, the courts of the United

         States of America for the Northern District of Georgia, and appellate courts from any thereof;

                  (ii) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and

                  (iii) agrees that nothing herein shall affect the right to effect service of process in any manner permitted by law.

         EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS MASTER AGREEMENT, ANY OTHER OPERATIVE DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         SECTION 8.12 Liabilities of the Agent. The Agent shall have no duty, liability or obligation to any party to this Master Agreement with respect to the transactions contemplated hereby except those duties, liabilities or obligations expressly set forth in this Master Agreement or the Loan Agreement, and any such duty, liability or obligations of the Agent shall be as expressly limited by this Master Agreement or the Loan Agreement, as the case may be. All parties to this Master Agreement acknowledge that the Agent is not, and will not be, performing any due diligence with respect to documents and information received pursuant to this Master Agreement or any other Operative Agreement including, without limitation, any Environmental Audit, Title Policy or survey. The acceptance by the Agent of any such document or information shall not constitute a waiver by any Funding Party of any representation or warranty of DTD or any Lessee even if such document or information indicates that any such representation or warranty is untrue.

         IN WITNESS WHEREOF, the parties hereto have caused this Master Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                      DOLLAR TREE STORES, INC., as Guarantor


                                      By:  /s/ Frederick C. Coble
                                      Name Printed: Frederick C. Coble
                                      Title: Senior Vice President, CFO


                                      DOLLAR TREE DISTRIBUTION, INC., as a
                                      Lessee


                                      By: /s/ Frederick C. Coble
                                      Name Printed: Frederick C. Coble
                                      Title: Senior Vice President, CFO

                                                                          MASTER
                                                                       AGREEMENT

                                      ATLANTIC FINANCIAL GROUP, LTD., as
                                      Lessor

                                      By: Atlantic Financial Managers, Inc., its
                                      General Partner


                                      By:  /s/ Stephen Brookshire
                                      Name Printed: Stephen Brookshire
                                      Title: President

                                                                          MASTER
                                                                       AGREEMENT

                                      CRESTAR BANK, as Agent and as a Lender


                                      By:  /s/ Bruce W. Nave
                                      Name Printed: Bruce W. Nave
                                      Title: Sr. Vice President

                                                                          MASTER
                                                                       AGREEMENT